CREDIT AGREEMENT DATED AS OF AUGUST 30, 2013,

BUT MADE EFFECTIVE AS OF OCTOBER 1, 2013, BY AND BETWEEN

THE DIRECTORY.COM, INC., AS BORROWER, AND

TCA GLOBAL CREDIT MASTER FUND, LP, AS LENDER

CREDIT AGREEMENT

This CREDIT AGREEMENT (this “Agreement”), dated as of August 30, 2013 but made effective as of October 1, 2013 (the “Effective Date”), is executed by and between THE DIRECTORY.COM, INC., a Utah corporation (the “Borrower”), and TCA GLOBAL CREDIT MASTER FUND, LP (“Lender”).

WHEREAS, Borrower has requested that Lender extend a revolving credit facility to Borrower of up to Five Million and No/100 Dollars ($5,000,000.00) for the purposes permitted hereunder; and for these purposes, Lender is willing to make certain loans and extensions of credit to Borrower of up to such amount and upon the terms and conditions set forth herein; and

WHEREAS, Borrower has agreed to secure all of its obligations under the Loan Documents by granting to Lender a first priority, perfected security interest in and Lien upon all of Borrower’s existing and after-acquired personal and real property; and

WHEREAS, in connection with the loans and extensions of credit to be made by Lender pursuant to this Agreement, certain officers and directors of the Borrower are willing to execute Validity Certificates in favor of Lender in connection with the Borrower’s obligations under the Loan Documents;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.

DEFINITIONS.

1.1

Defined Terms. For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth below.

(a)

“Account” shall mean, individually, and “Accounts” shall mean, collectively, any and all accounts (as such term is defined in the UCC) of the Borrower.

(b)

“Affiliate” (a) of Lender shall mean: (i) any entity which, directly or indirectly, controls or is controlled by or is under common control with Lender; and (ii) any entity administered or managed by Lender, or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans; and (b) of the Borrower shall mean any entity which, directly or indirectly, controls or is controlled by or is under common control with Borrower. With respect to an Affiliate of Lender or an Affiliate of Borrower, an entity shall be deemed to be “controlled by” another entity if such other entity possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such entity, whether by contract, ownership of voting securities, membership interests or otherwise.

and Lender.

(c)

“Agreement” shall mean this Credit Agreement by and between Borrower hereof.

(d)

“Borrower” shall have the meaning given to such term in the  preamble

(e)

“Borrowing Base Amount” shall mean an amount, expressed in Dollars, equal to eighty percent (80%) of the amount of funds then available and cleared in the Lock Box Account as of the date the Borrowing Base Amount is calculated, less any interest, fees or other amounts then due and payable to Lender under this Agreement.

(f)

“Borrowing Base Certificate” shall mean a certificate delivered by Lender to Borrower from time to time in a form acceptable to Lender, pursuant to which the formula and calculation of the Borrowing Base Amount is made.

(g)

“Business Day” shall mean any day other than a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in the State of Florida.

(h)

“Capital Expenditures” shall mean expenditures (including Capital Lease obligations which should be capitalized under GAAP) for the acquisition of fixed assets which are required to be capitalized under GAAP.

(i)

“Capital Lease” shall mean, as to any Person, a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, in accordance with Financial Accounting Standards Board Statement No. 13, as amended from time to time, or, if such Statement is not then in effect, such statement of GAAP as may be applicable, recorded as a “capital lease” on the balance sheets of Borrower prepared in accordance with GAAP.

(j)

“Change in Control” shall mean any sale, conveyance, assignment or other transfer, directly or indirectly, of any ownership interest of Borrower, which results in any change in the identity of the individuals or entities previously in Control of Borrower or the grant of a security interest in any ownership interest of any Person, directly or indirectly Controlling Borrower, which could result in a change in the identity of the individuals or entities previously in Control of Borrower.

(k)

“Closing Date” shall mean the date upon which the first Revolving Loan is initially funded.

(l)

“Collateral” shall mean, collectively, and whether now existing or hereafter arising, all assets which secure the Loans, including, without limitation, all existing and after-acquired tangible and intangible assets and property of the Borrower, including real property owned by the Borrower, with respect to which the Borrower grants to Lender a Lien under the terms of the Security Agreement and any of the other Loan Documents.

(m)

“Common Stock” shall mean the common stock of the Borrower, par value $0.001 per share.

(n)

“Compliance Certificate” shall mean the covenant compliance certificate contemplated by Section 10.11 hereof, the form of which is attached hereto as Exhibit “A”.

(o)

“Confession of Judgment” shall mean the confessions of judgment executed by the Borrower and by the individuals providing the Validity Certificates in favor of the Lender, the forms of which are attached hereto as Exhibit “B”.

(p)

“Contingent Liability” and “Contingent Liabilities” shall mean, respectively, each obligation and liability of Borrower and all such obligations and liabilities of Borrower incurred pursuant to any agreement, undertaking or arrangement by which Borrower either: (i) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including without limitation, any indebtedness, dividend or other obligation which may be issued or incurred at some future time;

(ii) guarantees the payment of dividends or other distributions upon the shares or ownership interest of any other Person; (iii) undertakes or agrees (whether contingently or otherwise): (A) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor; (B) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person; or (C) to make payment to any other Person other than for value received; (iv) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (v) to induce the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or (vi) undertakes or agrees otherwise to assure or insure a creditor against loss. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

(q)

“Control” or “Controlling” shall mean the possession of the power to direct, or cause the direction of, the management and policies of a Person by contract, voting of securities, or otherwise.

Receipts.

(r)

“Customer” shall mean any Person who is obligated to Borrower for any

(s)

“Default Rate” shall mean a per annum rate of interest equal to the greater of: (i) Eighteen Percent (18%) per annum; or (ii) the highest non-usurious rate permitted by applicable law.

(t)

“Depreciation” shall mean the total amounts added to depreciation, amortization, obsolescence, valuation and other proper reserves, as reflected on Borrower’s financial statements and determined in accordance with GAAP.

(u)

“Dollars” or “$” means lawful currency of the United States of America.

(v)

“EBIDTA” shall mean, for any period, the sum of the following: (i) Net Income (excluding extraordinary and unusual items and income or loss attributable to a minority equity position in any affiliated corporation or Subsidiary) for such period; plus (ii) interest expense; plus (iii) income and franchise taxes payable or accrued; plus (iv) Depreciation for such period; plus (v) all other non-cash charges; plus (vi) management fees; plus (vii) costs, fees and expenses incurred in connection with, or otherwise associated with, the closing of the transaction contemplated by this Agreement; minus (viii) that portion of Net Income arising out of the sale of assets outside of the Ordinary Course of Business (to the extent not previously excluded under clause (i) of this definition), in each case to the extent included in determining Net Income for such period.

hereof.

(w)

“Effective  Date”  shall  have  the  meaning  given  to  it  in  the  preamble

(x)

“Employee Plan” includes any pension, stock bonus, employee stock ownership plan, retirement, disability, medical, dental or other health plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of Borrower described from time to time in the financial statements of Borrower and any pension plan, welfare plan, Defined Benefit Pension Plans (as defined in ERISA) or any multi-employer plan, maintained or administered by Borrower or to which Borrower is a party or may have any liability or by which Borrower is bound.

(y)

“Environmental Laws” shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower’s business or facilities owned or operated by Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes in the environment (including, without limitation, ambient air, surface water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

(z)

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

(aa)

“Event of Default” shall mean any of the events or conditions set forth in Section 12 hereof.

(bb)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(cc)

“Funded   Indebtedness” shall mean, as to

any Person, without duplication: (i) all indebtedness for borrowed money of such Person (including principal, interest and, if not paid when due, fees and charges), whether or not evidenced by bonds, debentures, notes or similar instruments; (ii) all obligations to pay the deferred purchase price of property or services; (iii) all obligations, contingent or otherwise, with respect to the maximum face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), and all unpaid drawings in respect of such letters of credit, bankers’ acceptances and similar obligations; and (iv) all indebtedness secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided, however, if such Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the fair market value of the property subject to such Lien at the time of determination). Notwithstanding the foregoing, Funded Indebtedness shall  not include trade payables and accrued expenses incurred by such Person in accordance with customary practices and in the Ordinary Course of Business of such Person.

(dd)

“GAAP” shall mean United States generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided, however, that interim financial statements or reports shall be deemed in compliance with GAAP despite the absence of footnotes and fiscal year-end adjustments as required by GAAP.

(ee)

“Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

(ff)

“Hazardous Materials” shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation, any that are or become classified as hazardous or toxic under any Environmental Law).

(gg)

“Interest Rate” shall mean a fixed rate of interest equal to Sixteen and One-Half Percent (16.5%) per annum, calculated on the actual number of days elapsed over a 360-day year.

(hh)

“Lender” shall have the meaning given to it in the preamble hereof.

(ii)

“Liabilities” shall mean, at all times, all liabilities of Borrower that would be shown as such on the balance sheets of Borrower prepared in accordance with GAAP.

(jj)

“Lien” shall mean, with respect to any Person, any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest granted by such Person or arising by judicial process or otherwise, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, a Capital Lease on the balance sheet of such Person prepared in accordance with GAAP.

(kk)

“Loan” or “Loans” shall mean the aggregate of all Revolving Loans made by Lender to Borrower under and pursuant to this Agreement.

(ll)

“Loan Documents” shall mean those documents listed in Sections 3.1, 3.2 and 3.3 hereof, and any other documents or instruments executed in connection with this Agreement or the Revolving Loans contemplated hereby, and all renewals, extensions, future advances, modifications, substitutions, or replacements thereof.

(mm) “Material Adverse Effect” shall mean: (i) a material adverse change in, or a material adverse effect upon, the assets, business, prospects, properties, financial condition or results of operations of Borrower; (ii) a material impairment of the ability of Borrower to perform any of its Obligations under any of the Loan Documents; (iii) a material adverse effect on: (A) any material portion of the Collateral; (B) the legality, validity, binding effect or enforceability against Borrower of any of the Loan Documents; (C) the perfection or priority (subject to Permitted Liens) of any Lien granted to Lender under any Loan Document; or (D) the rights or remedies of Lender under any Loan Document; or (iv) a material adverse effect or impairment on the Lender’s ability to sell Advisory Fee Shares or other shares of Borrower’s Common Stock issuable to Lender under any Loan Documents without limitation or restriction in the Principal Trading Market. For purposes of determining whether any of the foregoing changes, effects, impairments, or other events have occurred, such determination shall be made by Lender, in its sole, but reasonably exercised, discretion.

(nn)

“Material Contract” shall mean any contract or agreement to which Borrower is a party or by which Borrower or any of its assets are bound and which: (i) must be disclosed to the SEC, the Principal Trading Market, or any other Governmental Authority pursuant to the Securities Act, the Exchange Act, the rules and regulations of the SEC, or any other laws, rules or regulations of any Governmental Authority or the Principal Trading Market;

(ii) involves aggregate payments of Twenty-Five Thousand Dollars ($25,000) or more to or from Borrower; (iii) involves delivery, purchase, licensing or provision, by or to Borrower, of any goods, services, assets or other items having a value (or potential value) over the term of such contract or agreement of Twenty-five Thousand Dollars ($25,000) or more or is otherwise material to the conduct of Borrower’s business as now conducted and as contemplated to be conducted in the future; (iv) involves a Borrower Lease; (v) imposes any guaranty, surety or indemnification obligations on Borrower; or (vi) prohibits Borrower from engaging in any business or competing anywhere in the world.

(oo)

“Net Income” shall mean, with respect to any period, the amount shown opposite the caption “Net Income” or a similar caption on the financial statements of Borrower, prepared in accordance with GAAP.

(pp)

“Obligations” shall mean all loans, advances and other financial accommodations (whether primary, contingent or otherwise), all interest accrued thereon (including interest which would be payable as post-petition in connection with any bankruptcy or similar Proceeding, whether or not permitted as a claim thereunder), and any fees, charges or other amounts due to Lender under this Agreement or the other Loan Documents, any expenses incurred by Lender under this Agreement or the other Loan Documents, and any and all other liabilities and obligations of the Borrower to Lender, and the performance by the Borrower of all covenants, agreements and obligations of every nature and kind on the part of Borrower to be performed under this Agreement and any other Loan Documents.

(qq)

“Ordinary Course of Business” means the Ordinary Course of Business of the Person in question consistent with past custom and practice (including with respect to quantity, quality and frequency).

hereof.

(rr)

“Payment Date” shall have the meaning given to it in Section 2.1(c)

(ss)

“Permitted Liens” shall mean: (i) Liens for Taxes, assessments or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which adequate reserves are maintained in accordance with GAAP and in respect of which no Lien has been filed; (ii) Liens of carriers, warehousemen, mechanics and materialmen arising in the Ordinary Course of Business and other similar Liens imposed by law; (iii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services, which do not in the aggregate materially detract from the value of the property or assets of Borrower taken as a whole or materially impair the use thereof in the operation of Borrower’s business and, in each case, for which adequate reserves are maintained in accordance with GAAP and in respect of which no Lien has been filed; (iv) Liens described in the Financial Statements and the replacement, extension or renewal of any such Lien upon or in the same property subject thereto arising out of the extension, renewal or replacement of the indebtedness secured thereby (without increase in the amount thereof); (v) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding Fifty Thousand and 00/100 Dollars ($50,000) arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings and to the extent such judgments or awards do not constitute an Event of Default;

(vi) zoning and similar restrictions on the use of property and easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Borrower; (vii) Liens arising in connection with Capital Leases (and attaching only to the property being leased); (viii) Liens that constitute purchase money security interests on any property securing indebtedness incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within sixty (60) days of the acquisition thereof and attaches solely to the property so acquired; (ix) Liens granted to Lender hereunder and under the Loan

Documents; (x) any interest or title of a lessor, sublessor, licensor or sublicensor under any lease or non-exclusive license permitted by this Agreement; (xi) Liens arising from precautionary uniform commercial code financing statements filed under any lease permitted by this Agreement; and (xii) banker’s Liens and rights of set-off of financial institutions arising in connection with items deposited in accounts maintained at such financial institutions and subsequently unpaid and unpaid fees and expenses that are charged to Borrower by such financial institutions in the Ordinary Course of Business of the maintenance and operation of such accounts.

(tt)

“Permit”

means

any

license,

permit,

approval,

waiver,

order, authorization, right or privilege of any nature whatsoever, granted, issued, approved or allowed by any Governmental Authority.

(uu)

“Person” shall mean any individual, partnership, limited liability company, limited liability partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

(vv)

“Principal Trading Market” shall mean the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTC Markets, the NYSE Euronext or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

(ww)

“Proceeding”

means

any

demand,

claim,

suit,

action,

litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

(xx)

“Real Property” means any real estate, land, building, structure, improvement, fixture or other real property of any nature whatsoever, including, but not limited to, fee and leasehold interests.

(yy)

“Receipts” shall mean all revenues, receipts, receivables, Accounts, collections or any other funds at any time received or receivable by Borrower, or otherwise owing to Borrower, in connection with its business, operations or from any other source.

(zz)

“Receipts Collection Fee” shall mean a surcharge charged by Lender to the Borrower on a monthly basis, and shall be in an amount calculated by Lender such that, when added together with any monthly interest paid by Borrower hereunder, the aggregate amount of the interest and the Receipts Collection Fee shall not exceed One and One-half percent (1.50%) of the then outstanding principal balance of all Loans hereunder, per month.

(aaa)

“Regulatory Change” shall mean the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any Governmental Authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending office.

(bbb) “Revolving Loan” and “Revolving Loans” shall mean, respectively, each direct advance, and the aggregate of all such direct advances, made by Lender to Borrower under and pursuant to Section 2.1 of this Agreement.

(ccc)

“Revolving Loan Availability” shall mean at any time the then applicable Revolving Loan Commitment.

(ddd) “Revolving Loan Commitment” shall mean, on the Closing Date, One Million Three Hundred Thousand and No/100 Dollars ($1,300,000.00), and in the event Borrower requests and Lender agrees to increase the Revolving Loan Commitment pursuant to Section 2.1(b), thereafter, shall mean the amount to which Lender agrees to increase the Revolving Loan Commitment, up to Five Million and No/100 Dollars ($5,000,000.00), all as applicable pursuant to Section 2.1(b).

(eee)

“Revolving Loan Maturity Date” shall mean the earlier of: (i) six (6) months from the Closing Date; (ii) upon prepayment of the Revolving Note by Borrower (subject to Section 2.1(d)(ii)); or (iii) the occurrence of an Event of Default and acceleration of the Revolving Note pursuant to this Agreement, unless the date in clause (i) shall be extended pursuant to Section 2.3 or by Lender pursuant to any modification, extension or renewal note executed by Borrower and accepted by Lender in its sole and absolute discretion in substitution for the Revolving Note.

(fff)

“Revolving Note” shall mean that certain Revolving Note in the principal amount of the Revolving Loan Commitment of even date herewith made by Borrower in favor of Lender, in form substantially similar to that of Exhibit “C” attached hereto, and any renewal, extension, future advance, modification, substitution, or replacement thereof.

Commission.

(ggg)   “SEC”

shall

mean

the

United

States

Securities

and

Exchange

(hhh)   “Securities Act” shall mean the Securities Act of 1933, as amended.

(iii) “Security  Agreement”  shall  mean  a  Security  Agreement  in  favor  of Lender, in form substantially similar to that of Exhibit “D” attached hereto.

(jjj)

“Subsidiary” and “Subsidiaries” shall mean, respectively, each and all such corporations, partnerships, limited partnerships, limited liability companies, limited liability partnerships or other entities of which or in which a Person owns, directly or indirectly, fifty percent (50%) or more of: (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such entity if a corporation; (ii) the management authority and capital interest or profits interest of such entity, if a partnership, limited partnership, limited liability company, limited liability partnership, joint venture or similar entity; or (iii) the beneficial interest of such entity, if a trust, association or other unincorporated organization.

(kkk) “UCC” shall mean the Uniform Commercial Code in effect in Nevada from time to time.

(lll)

“Validity Certificates” shall mean the Validity Certificates executed by the CEO of Borrower, which shall be substantially in the form of Exhibit “E” attached hereto.

1.2

Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP. Calculations and determinations of financial and accounting terms used and not otherwise specifically defined hereunder and the preparation of financial statements to be furnished to Lender pursuant hereto shall be made and prepared, both as to classification of items and as to amount, in accordance with GAAP as used in the preparation of the financial statements of any Borrower on the date of this Agreement. If any changes in accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), which results in a material change in the method of accounting in the financial statements required to be furnished to Lender hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, the parties hereto agree to enter into good faith negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating the financial condition and performance of Borrower will be the same after such changes as they were before such changes; and if the parties fail to agree on the amendment of such provisions, Borrower will furnish financial statements in accordance with such changes but shall provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in accordance with applicable accounting principles and practices in effect immediately prior to such changes. Calculations with respect to financial covenants required to be stated in accordance with applicable accounting principles and practices in effect immediately prior to such changes shall be reviewed and certified by Borrower’s accountants.

1.3

Other Terms Defined in UCC. All other words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, as amended from time to time, to the extent the same are used or defined therein.

1.4

Other Definitional Provisions; Construction. Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Subsection, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. Wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.” An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in accordance with Section 14.3 hereof. References in this Agreement to any party shall include such party’s successors and permitted assigns. References to any “Section” shall be a reference to such Section of this Agreement unless otherwise stated. The term “Borrower” shall refer collectively to the Borrower and all of its Subsidiaries from time to time in existence, whether or not such Subsidiaries are made a part of this Agreement or not, and to each of them individually, in each case as the context may so require, it being the intent of the parties under this Agreement that all of the terms, conditions, provisions and representations hereof shall, to the greatest extent possible, apply equally to the Borrower and each of its Subsidiaries from time to time in existence, as if each term, covenant, provision and representation was separately made herein by each of them, except only with respect to any terms and provisions that deal directly with the issuance of any Common Stock, in which case the term Borrower shall mean and refer only to the Borrower as defined in the introductory paragraph to this Agreement. To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Agreement, the provisions of this Agreement shall govern.

2.

REVOLVING LOAN FACILITY.

2.1

Revolving Loan.

(a)

Revolving Loan Commitment. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of Borrower set forth herein and in the other Loan Documents, Lender agrees to make such Revolving Loans at such times as Borrower may from time to time request, pursuant to the terms of this Agreement, until, but not including, the Revolving Loan Maturity Date, and in such amounts as Borrower may from time to time request up to the Revolving Loan Availability (and subject at all times to the amounts available to be borrowed in accordance with the Borrowing Base Certificate); provided, however, that the aggregate principal balance of all Revolving Loans outstanding at any time shall not exceed the Revolving Loan Availability; and further provided, however, that, notwithstanding anything contained in this Agreement or any other Loan Documents to the contrary, each Revolving Loan requested by Borrower under this Agreement shall be subject to Lender’s approval, which approval may be given or withheld in Lender’s sole and absolute discretion. Revolving Loans made by Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including, the Revolving Loan Maturity Date, unless the Revolving Loans are otherwise terminated or extended as provided in this Agreement. The Revolving Loans shall be used by Borrower for the specific purposes permitted hereunder and for no other purpose.

(b)

Increase to Revolving Loan Commitment. Borrower may request, from time to time, that the Revolving Loan Commitment be increased to up to Five Million Dollars ($5,000,000); and Lender, in its sole discretion, may make available Revolving Loan Commitment increases to Borrower. Lender’s election to increase the Revolving Loan Commitment from time to time may be granted or denied by Lender in its sole and absolute discretion, however, at a minimum, the following conditions must be satisfied, in Lender’s sole and absolute discretion:

(i)

no Event of Default shall have occurred or be continuing, or result from the applicable increase of the Revolving Loan Commitment;

Revolving Note;

(ii)

Borrower  shall  have  executed  and  delivered  a  new  or  revised

(iii)

After giving effect to such increase, the amount of the aggregate outstanding principal balance of all Revolving Loans shall not be in excess of the Revolving Loan Availability; and

(iv)

Lender shall have reviewed and accepted, in its sole and absolute discretion, the amount and type of current and historical Receipts of the Borrower, or other Collateral required for the increase.

(c)

Revolving Loan Interest and Payments. Except as otherwise provided in this Section, the outstanding principal balance of the Revolving Loans shall be repaid on or before the Revolving Loan Maturity Date. Principal amounts repaid on the Revolving Note may be re-borrowed, subject to the terms of this Agreement. The principal amount of the Revolving Loans outstanding from time to time shall bear interest at the Interest Rate. The Receipts Collection Fee, accrued and unpaid interest on the unpaid principal balance of all Revolving Loans outstanding from time to time, and other fees and charges due hereunder, shall be payable on a weekly basis on the weekly anniversary date of the Closing Date, or such other date as Lender and Borrowers may agree upon (provided, however, if no such other agreement is made or reached, then on the weekly anniversary date of the Closing Date), commencing on the first such date to occur after the date hereof and on the Revolving Loan Maturity Date (each a “Payment Date”). Any amount of principal or interest on the Revolving Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall at Lender’s option bear interest payable on demand at the Default Rate.

(d)

Revolving Loan Principal Repayments.

(i)

Mandatory  Principal  Prepayments;  Overadvances.

Following payment of all items and fees as required by Section 2.1(e)(ii)(1) – (5), inclusive (other than the Mandatory Principal Payment Amount), on each Payment Date, an amount equal to twenty percent (20%) of all amounts collected into the Lock Box Account shall be paid to Lender to reduce the then outstanding principal balance of all Revolving Loans hereunder (the “Mandatory Principal Repayment Amount”). All Revolving Loans hereunder shall be repaid by Borrower on or before the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of this Agreement. In the event the aggregate outstanding principal balance of all Revolving Loans hereunder exceed the Revolving Loan Availability, Borrower shall,  upon notice or demand from Lender, immediately make such repayments of the Revolving Loans or take such other actions as shall be necessary to eliminate such excess. Lender shall apply funds received into the Lock Box Account in accordance with Section 2.1(e) below.

(ii)

Optional Prepayments. Borrower may, from time to time, prepay the Revolving Loans, in whole or in part, provided, however, that if prior to a date that is ninety

(90) days after the Closing Date, Borrower prepays the entire outstanding amount of the Revolving Loans in full and then terminates the Revolving Loan Commitment, Borrower shall pay to Lender as liquidated damages and compensation for the costs of being prepared to make funds available hereunder, an amount equal to Two and One-half Percent (2.5%) of the then applicable Revolving Loan Commitment (the “Prepayment Penalty”). The parties agree that the amount payable pursuant to this subsection (ii) is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early termination of the Revolving Loan Commitment.

(e)

Collections; Lock Box.

(i)

To the extent any Customers make or pay any Receipts to Borrower by a wire transfer or other form of electronic funds transfer, Borrower shall direct all of such Customers to make all such wire transfer or electronic fund transfer payments directly to the Lock Box Account. To the extent any Customers make or pay any Receipts to Borrower by any other form other than wire transfer or other form of electronic funds transfer (such as through a check), then Borrower shall direct all of its Customers to make all such payments and Receipts directly to a post office box designated by, and under the exclusive control of, Lender (such post office box is referred to herein as the “Lock Box”). The parties recognize that in some instances, Customers of Borrower make payments to Borrower through the use of a credit or debit card. In that regard, Borrower shall, prior to the Closing Date, modify its agreements with all credit/debit card payment processing companies with whom it has agreements or other payment processing relationships (the “Payment Processing Companies”), so as to authorize, direct and cause: (A) all credit/debit card payments from any Customers; and (B) any reserves or holdbacks withheld by any of the Payment Processing Companies, if, as, and when distributed or paid to Borrower, to be deposited directly into the Lock Box Account, rather than any other bank accounts of Borrower. It shall be a condition precedent to the making of any Revolving Loans hereunder that each of the Payment Processing Companies issue and deliver to Lender an estoppel certificate, disbursement direction or other similar document in form and substance acceptable to Lender, confirming and agreeing: (I) to the foregoing payment directions; (II) that such payment instructions and directions shall not be changed, amended or terminated, except upon written notice from Lender; and (III) that copies of all statements, notices and other communications sent by any Payment Processing Companies to Borrower, also be delivered to Lender. Borrower hereby represents and warrants to Lender that the only Payment Processing Companies with whom the Borrower has any agreements or other payment processing relationships as of the Closing Date is Elite Merchant Solutions. Borrower shall not enter into any other agreements with any other Payment Processing Companies, except for the Payment Processing Companies disclosed herein, without the prior written consent of Lender, such consent not to be unreasonably withheld. Borrower hereby agrees to undertake any and all required actions, execute any required documents, instruments or agreements, or to otherwise do any other thing required or requested by Lender in order to effectuate the foregoing. Lender shall maintain an account at a financial institution acceptable to Lender in its sole and absolute discretion (the “Lock Box Account”), which Lock Box Account is and shall be maintained in Lender’s name, and into which all Receipts, whether through wires, electronic fund transfers, credit and debit card payments from any Customers (whether directly or through any Payment Processing Companies), and all other monies, checks, notes, drafts or other payments or Receipts of any kind received or receivable by, or due to, the Borrower shall be deposited. If Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower, shall receive any monies, checks, notes, drafts or other payments or Receipts, the Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender, and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account.

(ii)

Borrower and Lender agree that all payments made to the Lock Box Account, whether in respect of Receipts, as proceeds of Collateral, or otherwise, will be swept from the Lock Box Account to Lender on each Payment Date to be applied according to the following priorities: (1) to unpaid fees and expenses due hereunder including, without limitation, any recurring fees due pursuant to Section 2.2 hereof; (2) to any custodian/back-up servicer (if applicable); (3) to accrued but unpaid interest owed under Sections 2.1(c) and 2.4 hereof; (4) to the Receipts Collection Fee; (5) to amounts payable pursuant to Section 2.1(d), including the Mandatory Principal Repayment Amount; and (6) upon the occurrence of an Event of Default, to Lender, to reduce the outstanding Revolving Loan balance to zero (each of the foregoing payments, the “Lock Box Payments”).  The amount remaining in the Lock Box Account following the payment of the Lock Box Payments on each Payment Date shall be referred to herein as the “Net Amount”. The Lender agrees that, provided the Borrower is in good standing under this Agreement and the other Loan Documents, and provided no Event of Default exists under this Agreement or any other Loan Document, and provided no event has occurred that, with the passage of time, or the giving of notice, or both, would constitute an Event of Default under this Agreement or any other Loan Document, the Net Amount will be transferred to Borrower from the Lock Box Account via wire transfer or electronic funds transfer to an account designated by the Borrower on the immediately subsequent Payment Date. Borrower agrees to pay all reasonable fees, costs and expenses in connection with opening and maintaining of the Lock Box, the Lock Box Account, or of creating, administering or switching any payment accounts with any of the Payment Processing Companies. All of such reasonable fees, costs and expenses, if not paid by Borrower within five (5) Business Days of Lender’s written request, may be paid by Lender and in such event all amounts paid by Lender shall constitute Obligations hereunder, shall be payable to Lender by Borrower upon demand, and, until paid, shall bear interest at the Default Rate.

(iii)

It is intended that all Receipts, and all other checks, drafts, instruments and other items of payment or proceeds of Collateral at any time received, due or owing to Borrower from a Customer, any other Person, or otherwise, shall be deposited directly into the Lock Box Account, and if not deposited directly into the Lock Box Account, shall be immediately remitted or endorsed by Borrower to Lender into the Lock Box Account, and, if that remittance or endorsement of any such item shall not be immediately made for any reason, Lender is hereby irrevocably authorized to remit or endorse the same on Borrower’s behalf. For purpose of this Section, Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower’s true and lawful attorney and agent-in-fact: (A) to endorse Borrower’s name upon said Receipts or items of payment and/or proceeds of Collateral and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any Receipts of Borrower; (B) to take control in any manner of any item of payment or proceeds thereof; (C) to have access to Borrower’s operating accounts, through Borrower’s online banking system, or otherwise, to make remittances of any Receipts deposited therein into the Lock Box Account as required hereby; (D) to have access to any lock box or postal box into which Borrower’s mail is deposited, and open and process all mail addressed to Borrower and deposited therein; and (E) direct and otherwise deal with all Payment Processing Companies to insure that all payments and reserves as hereby contemplated are remitted to the Lock Box Account.

(iv)

Lender may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Customer and whether before or after the maturity of any of the Obligations: (A) enforce collection of any of the Accounts and Receipts of Borrower or other amounts owed to Borrower by suit or otherwise; (B) exercise all of the rights and remedies of Borrower with respect to Proceedings brought to collect any Accounts, Receipts, or other amounts owed to Borrower; (C) surrender, release or exchange all or any part of any Accounts, Receipts, or other amounts owed to Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (D) sell or assign any Account or Receipts of Borrower, or other amount owed to Borrower, upon such terms, for such amount and at such time or times as Lender deems advisable; (E) prepare, file and sign Borrower’s name on any proof of claim in bankruptcy or other similar document against any Customer or other Person obligated to Borrower; and (F) do all other acts and things which are necessary, in Lender’s sole discretion, to fulfill Borrower’s obligations under this Agreement and the other Loan Documents and to allow Lender to collect the Accounts, Receipts, or other amounts owed to Borrower. In addition to any other provision hereof, Lender may at any time after the occurrence and during the continuance of an Event of Default, at Borrower’s expense, notify any parties obligated on any of the Accounts and Receipts to make payment directly to Lender of any amounts due or to become due thereunder.

(v)

From time to time, Lender may deliver to Borrower an invoice and an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon Borrower, unless Borrower notifies Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrower and any such notice shall only constitute an objection to the items specifically identified.

(f)

Initial  Loan  Funding.

Notwithstanding anything contained in this Agreement to the contrary, the Lender and Borrower hereby agree that the initial Revolving Loan to be funded on the Closing Date (the “First Loan”) shall be subject to the terms of this Section 2.1(f) and that the proceeds thereof shall be disbursed as set forth in this Section 2.1(f). All fees and expenses payable from the proceeds of the First Loan shall be paid and disbursed to the appropriate parties pursuant to the Settlement Statement and Joint Disbursement Instructions to be executed by Borrower and Lender on the Closing Date. The net proceeds thereof available to Borrower, as shown on the Settlement Statement and Joint Disbursement Instructions, shall be held in escrow by Lender’s counsel (“Escrow Agent”), who shall hold such funds (the “Escrowed Funds”) in escrow, to be disbursed only in accordance with the terms of this Agreement. The Escrowed Funds shall be released only as follows: (i) when Borrower is “Ready to Close” (as hereinafter defined) on the “Acquisition” (as hereinafter defined), Borrower, or Borrower’s counsel, shall deliver a written notice to Lender and to Escrow Agent stating and confirming that the Acquisition is Ready to Close (the “Closing Notice”). The Closing Notice shall be deemed a representation and warranty by Borrower to Lender that the Acquisition is Ready to Close. Notwithstanding such representation, Lender shall have the right to confirm the Ready to Close status of the Acquisition with the closing agent or counsel of the seller of such acquisition; (ii) upon receipt of the Closing Notice (and upon obtaining any additional confirmation required by Lender), provided no default or Event of Default has occurred or is continuing under the Credit Agreement or any other Loan Documents, and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or an

Event of Default under this Agreement or any other Loan Documents (if there is any such default, Event of Default or any other such event, then Escrow Agent shall release the Escrowed Funds to Lender upon written notice of such default or Event of Default from Lender), then Lender and Borrower shall, within three (3) Business Days after receipt of the Closing Notice, deliver a joint disbursement direction to Escrow Agent, directing Escrow Agent to disburse the Escrowed Funds to the seller under the Acquisition (or to the attorney or other closing agent handling the closing of the Acquisition), and upon receipt of such joint disbursement direction, Escrow Agent shall disburse, from the Escrowed Funds, such amount as is necessary to close on the Acquisition directly to the seller under the Acquisition (or to the attorney or other closing agent handling the closing of the Acquisition), and any remaining portion of the Escrowed Funds to the Borrower; and (iii) if the Acquisition is not Ready to Close by a date that is ninety (90) days from the Closing Date, then on the ninety-first (91st) day after the Closing Date, the Escrow Agent shall and is hereby authorized and instructed to release the full amount of the Escrowed Funds to the Lender, which Lender shall apply in accordance with the terms of this Agreement and the other Loan Documents. For purposes of this Section 2.1(f), the term “Acquisition” shall mean that certain asset purchase transaction pursuant to which Borrower is purchasing all of the assets of Let’s See What Sticks, LLC and CMS Domains, LLC, and the term “Ready to Close” shall mean, with respect to the Acquisition, that all documents have been signed and all other terms and conditions to closing on the Acquisition have been fully satisfied and/or waived, other than payment of the purchase price for such Acquisition to the seller thereunder.

2.2

Fees.

(a)

Intentionally Left Blank.

(b)

Asset  Monitoring  Fee.  Borrower  agrees  to  pay  to  Lender  an  asset monitoring fee (“Asset Monitoring Fee”) equal to One Thousand Five-Hundred and No/100 Dollars ($1,500.00), which shall be due and payable on the Closing Date, and thereafter on the first day of each third (3rd) calendar month during the term of this Agreement. The Asset Monitoring Fee shall be increased in increments of Five Hundred and No/100 Dollars ($500.00) each time the Revolving Loan Commitment amount is increased pursuant to Section 2.1(b); provided that the Asset Monitoring Fee shall never exceed Two Thousand Five Hundred and No/100 Dollars ($2,500.00).

(c)

Transaction Advisory Fee. Borrower agrees to pay to Lender a transaction advisory fee equal to four percent (4.0%) of the Revolving Loan Commitment as of the Closing Date, and two percent (2.0%) on the amount of any increase thereof pursuant to Section 2.1(b), which shall be due and payable on the Closing Date and on the date of any increase to the Revolving Loan Commitment pursuant to Section 2.1(b).

(d)

Due Diligence Fees. Borrower agrees to pay a due diligence fee equal to Seven Thousand Five Hundred and No/100 Dollars ($7,500.00), which shall be due and payable in full on the Closing Date, or any remaining portion thereof shall be due and payable on the Closing Date if a portion of such fee was paid upon the execution of any term sheet related to this Agreement.

(e)

Document Review and Legal Fees. Borrower agrees to pay a document review and legal fee equal to Fifteen Thousand and No/100 Dollars ($15,000.00) which shall be due and payable in full on the Closing Date, or any remaining portion thereof shall be due and payable on the Closing Date if a portion of such fee was paid upon the execution of any term sheet related to this Agreement.

(f)

Other Fees. Borrower also agrees to pay to the Lender (or any designee of the Lender), upon demand, or to otherwise be responsible for the payment of, any and all other costs, fees and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Lender and of any experts and agents, which the Lender may incur or which may otherwise be due and payable in connection with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement or any other Loan Documents (provided that there shall be no fees for the preparation and negotiation of this Agreement other than as specifically set forth in the closing or settlement statement executed by Borrowers and Lender on the Closing Date); (ii) any documentary stamp taxes, intangibles taxes, recording fees, filing fees, or other similar taxes, fees or charges imposed by or due to any Governmental Authority in connection with this Agreement or any other Loan Documents; (iii) the exercise or enforcement of any of the rights of the Lender under this Agreement or the Loan Documents; or (iv) the failure by Borrower to perform or observe any of the provisions of this Agreement or any of the Loan Documents. Included in the foregoing shall be the amount of all expenses paid or incurred by Lender in consulting with counsel concerning any of its rights under this Agreement or any other Loan Document or under applicable law. All such costs and expenses, if not so immediately paid when due or upon demand thereof, shall bear interest from the date of outlay until paid, at the Default Rate. All of such costs and expenses shall be additional Obligations of the Borrower to Lender secured under the Loan Documents. The provisions of this Subsection shall survive the termination of this Agreement.

(g)

Advisory Fee.

(i)

Share Issuance.  In consideration of advisory services provided by Lender to Borrower prior to the Closing Date, the Borrower shall pay to Lender a fee equal to

$200,000.00 (the “Advisory Fee”). The Advisory Fee shall be initially paid by the issuance to Lender of restricted shares of the Borrower’s Common Stock (the “Advisory Fee Shares”) in accordance with the terms and provisions of this Section. For purposes of determining the number of shares issuable to Lender under this Section 2.2(g), the Borrower’s Common Stock shall be valued at the average of the volume weighted average price for the Common Stock for the five (5) Business Days immediately prior to the date the Borrower executes this Agreement (the “Valuation Date”), as reported by Bloomberg or such other reporting service acceptable to Lender (the “VWAP”). The Lender shall confirm to the Borrower in writing, the VWAP for the Common Stock as of the Valuation Date, and the Borrower shall issue to Lender, on the Closing Date, a number of Advisory Fee Shares equal to the lesser of: (A) two hundred percent (200%) of the Advisory Fee; or (B) 4.99% of the issued and outstanding number of shares of Common Stock as of the Closing Date, based on such VWAP as of the Valuation Date. On the Closing Date, the Borrower shall instruct its transfer agent (the “Transfer Agent”) to issue certificates representing the Advisory Fee Shares issuable to the Lender hereunder, and shall cause its Transfer Agent to deliver such certificates to Lender within five (5) Business Days from the

Closing Date. In the event such certificates representing the Advisory Fee Shares issuable hereunder shall not be delivered to the Lender within said five (5) Business Day period, same shall be an immediate default under this Agreement and the other Loan Documents. The Advisory Fee Shares, when issued, shall be deemed to be validly issued, fully paid, and non- assessable shares of the Borrower’s Common Stock. The Advisory Fee Shares shall be deemed fully earned as of the date the Borrower executes this Agreement, regardless of the amount or number of Revolving Loans made hereunder.

(ii)

Adjustments. It is the intention of the Borrower and Lender that the Lender shall be able to sell the Advisory Fee Shares and generate net proceeds (net of all brokerage commissions and other fees or charges payable by Lender in connection with the sale thereof) from such sale equal to the Advisory Fee. In this regard, the Lender shall have the right to sell the Advisory Fee Shares in the Principal Trading Market, or otherwise, at any time in accordance with applicable securities laws. Upon: (A) the sale of all Advisory Fee Shares; (B) Lender receiving net proceeds from the sale of the Advisory Fee Shares equal to the Advisory Fee; or (C) at any time Lender may elect, the Lender shall deliver to the Borrower a reconciliation statement showing the net proceeds actually received by the Lender from the sale of the Advisory Fee Shares (the “Sale Reconciliation”). If, as of the date of the delivery by Lender of the Sale Reconciliation, the Lender has not realized and received net proceeds from the sale of the Advisory Fee Shares equal to at least the Advisory Fee, as shown on the Sale Reconciliation, then the Borrower shall immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Lender in an amount sufficient such that, when sold and the net proceeds thereof are added to the net proceeds from the sale of any of the previously issued and sold Advisory Fee Shares, the Lender shall have received total net funds equal to the Advisory Fee. If additional shares of Common Stock are issued pursuant to the immediately preceding sentence, and after the sale of such additional issued shares of Common Stock, the Lender still has not received net proceeds equal to at least the Advisory Fee, then the Borrower shall again be required to immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Lender as contemplated above, and such additional issuances shall continue until the Lender has received net proceeds from the sale of such Common Stock equal to the Advisory Fee. In the event the Lender receives net proceeds from the sale of Advisory Fee Shares equal to the Advisory Fee before Lender has sold all Advisory Fee Shares issued to Lender hereunder, then the Lender shall return all such remaining Advisory Fee Shares to the Borrower. In the event additional Common Stock is required to be issued as outlined above, the Borrower shall instruct its Transfer Agent to issue certificates representing such additional shares of Common Stock to the Lender immediately subsequent to the Lender’s notification to the Borrower that additional shares of Common Stock are issuable hereunder, and the Borrower shall in any event cause its Transfer Agent to deliver such certificates to Lender within five (5) Business Days following the date Lender notifies the Borrower that additional shares of Common Stock are to be issued hereunder. In the event such certificates representing such additional shares of Common Stock issuable hereunder shall not be delivered to the Lender within said five (5) Business Day period, same shall be an immediate default under this Agreement and the Loan Documents. Notwithstanding anything contained in this Section 2.2(g) to the contrary, at any time on or prior to the Revolving Loan Maturity Date, the Borrower shall have the right, at any time during such period, to redeem any Advisory Fee Shares then in the Lender’s possession for an amount payable by the Borrower to Lender in Dollars equal to the Advisory Fee, less any net proceeds received by the Lender from any previous sales of Advisory Fee Shares.  Upon Lender’s receipt of such cash payment in accordance with the immediately preceding sentence, the Lender shall return any then remaining Advisory Fee Shares in its possession back to the Borrower. In the event the Lender elects to increase the Revolving Loan Commitment as permitted by this Agreement, the Borrower agrees to pay additional advisory fees to Lender either in cash or in a similar manner as set forth in this Section 2.2(g) through the issuance of additional Advisory Fee Shares, at Lender’s sole discretion, in an amount to be determined by Lender.

(iii)

Mandatory Redemption.

Notwithstanding anything contained in this Agreement to the contrary, in the event the Lender has not realized net proceeds from the sale of Advisory Fee Shares equal to at least the Advisory Fee by a date that is twelve (12) months from the Closing Date, then at any time thereafter, the Lender shall have the right, upon written notice to the Borrower, to require that the Borrower redeem all Advisory Fee Shares then in Lender’s possession for Dollars equal to the Advisory Fee, less any net proceeds received by the Lender from any previous sales of Advisory Fee Shares, if any. In the event such redemption notice is given by the Lender, the Borrower shall redeem the then remaining Advisory Fee Shares in Lender’s possession for an amount of Dollars equal to the Advisory Fee, less any net proceeds received by the Lender from any previous sales of Advisory Fee Shares, if any, payable by wire transfer to an account designated by Lender within five (5) Business Days from the date the Lender delivers such redemption notice to the Borrower.

(h)

Surviving  Obligations.

The Borrower agrees and acknowledges that notwithstanding the termination of this Agreement, or the payment in full of all of the Revolving Loans hereunder or under any other Loan Documents, the Borrower’s obligations and liability under this Agreement and the other Loan Documents, and the Lender’s Lien and security interest on all Collateral, shall survive, shall remain valid and effective and shall not be released or terminated, until the Borrower has fully complied with all of its obligations with respect to payment of the Advisory Fee, and Lender has generated and received net proceeds from the sale of the Advisory Fee Shares (or otherwise received equivalent payment thereof in Dollars as permitted hereunder) equal to the Advisory Fee.

(i)

Matters with Respect to Common Stock.

(i)

Issuance of Conversion Shares. The parties hereto acknowledge that pursuant to the terms of the Revolving Note, Lender has the right, under certain circumstances, to convert amounts due under the Revolving Note into Common Stock in accordance with the terms of the Revolving Note. In the event, for any reason, the Borrower fails to issue, or cause the Transfer Agent to issue, any portion of the Common Stock issuable upon conversion of the Revolving Note (the “Conversion Shares”) to Lender in connection with the exercise by Lender of any of its conversion rights under the Revolving Note, then the parties hereto acknowledge that Lender shall irrevocably be entitled to deliver to the Transfer Agent, on behalf of itself and the Borrower, a “Conversion Notice” (as defined in the Revolving Note) requesting the issuance of the Conversion Shares then issuable in accordance with the terms of the Revolving Note, and the Transfer Agent, provided they are the acting transfer agent for the Borrower at the time, shall, and the Borrower hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Borrower, issue the

Conversion Shares applicable to the Conversion Notice then being exercised, and surrender to a nationally recognized overnight courier for delivery to Lender at the address specified in the Conversion Notice, a certificate of the Common Stock of the Borrower, registered in the name of Lender or its designee, for the number of Conversion Shares to which Lender shall be then entitled under the Revolving Note, as set forth in the Conversion Notice.

(ii)

Issuance of Additional Common Stock Under Section 2.2(h). The parties hereto acknowledge that pursuant to Section 2.2(h) above, the Borrower has agreed to issue, simultaneously with the execution of this Agreement and in the future, certain shares of the Borrower’s Common Stock in accordance with the terms of Section 2.2(h) above. In the event, for any reason, the Borrower fails to issue, or cause its Transfer Agent to issue, any portion of the Common Stock issuable to Lender under Section 2.2(h), either now or in the future, then the parties hereto acknowledge that Lender shall irrevocably be entitled to deliver to the Transfer Agent, on behalf of itself and the Borrower, a written instruction requesting the issuance of the shares of Common Stock then issuable in accordance with Section 2.2(h) above, and the Transfer Agent, provided they are the acting transfer agent for the Borrower at the time, shall, and the Borrower hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Borrower, issue such shares of the Borrower’s Common Stock as directed by Lender, and surrender to a nationally recognized overnight courier for delivery to Lender at the address specified in the Lender’s notice, a certificate of  the Common Stock of the Borrower, registered in the name of Lender, for the number of shares of Common Stock issuable to Lender in accordance with Section 2.2(h).

(iii)

Removal of Restrictive Legends. In the event that Lender has any shares of the Borrower’s Common Stock bearing any restrictive legends, and Lender, through its counsel or other representatives, submits to the Transfer Agent any such shares for the removal of the restrictive legends thereon, whether in connection with a sale of such shares pursuant to any exemption to the registration requirements under the Securities Act, or otherwise, and the Borrower and or its counsel refuses or fails for any reason to render an opinion of counsel or any other documents, certificates or instructions required for the removal of the restrictive legends, then: (A) to the extent such legends could be lawfully removed under applicable laws, Borrower’s failure to provide the required opinion of counsel or any other documents, certificates or instructions required for the removal of the restrictive legends shall be an immediate Event of Default under this Agreement and all other Loan Documents; and (B) the Borrower hereby agrees and acknowledges that Lender is hereby irrevocably and expressly authorized to have counsel to Lender render any and all opinions and other certificates or instruments which may be required for purposes of removing such restrictive legends, and the Borrower hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Borrower, issue any such shares without restrictive legends as instructed by Lender, and surrender to a common carrier for overnight delivery to the address as specified by Lender, certificates, registered in the name of Lender or its designees, representing the shares of Common Stock to which Lender is entitled, without any restrictive legends and otherwise freely transferable on the books and records of the Borrower.

(iv)

Authorized  Agent  of  the  Borrower.

The Borrower hereby irrevocably appoints the Lender and its counsel and its representatives, each as the Borrower’s duly authorized agent and attorney-in-fact for the Borrower for the purposes of authorizing and instructing the Transfer Agent to process issuances, transfers and legend removals upon instructions from Lender, or any counsel or representatives of Lender, as specifically contemplated herein. The authorization and power of attorney granted hereby is coupled with an interest and is irrevocable so long as any Obligations of the Borrower under this Agreement or any other Loan Documents remain outstanding, and so long as the Lender owns or has the right to receive, any shares of the Borrower’s Common Stock hereunder or under the Revolving Note. In this regard, the Borrower hereby confirms to the Transfer Agent and the Lender that it can NOT and will NOT give instructions, including stop orders or otherwise, inconsistent with the terms of this Agreement with regard to the matters contemplated herein, and that the Lender shall have the absolute right to provide a copy of this Agreement to the Transfer Agent as evidence of the Borrower’s irrevocable authority for Lender and Transfer Agent to process issuances, transfers and legend removals upon instructions from Lender, or any counsel or representatives of Lender, as specifically contemplated herein, without any further instructions, orders or confirmations from the Borrower.

(v)

Injunction and Specific Performance. The Borrower specifically acknowledges and agrees that in the event of a breach or threatened breach by the Borrower of any provision of this Section 2.2(h), the Lender will be irreparably damaged and that damages at law would be an inadequate remedy if this Agreement were not specifically enforced. Therefore, in the event of a breach or threatened breach of any provision of this Section 2.2(h) by the Borrower, the Lender shall be entitled to obtain, in addition to all other rights or remedies Lender may have, at law or in equity, an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Section 2.2(h).

2.3

Renewal of Revolving Loans; Non-Renewal of Revolving Loans; Fees. On the Revolving Loan Maturity Date, so long as no Event of Default exists, and so long as no event has occurred that, with the passage of time, the giving of notice, or both, would constitute an Event of Default, Borrower shall have the option to request a renewal of the Revolving Loan Commitment and extension of the Revolving Loan Maturity Date for one (1) additional six (6) month period. To make such request, Borrower shall give written notice to Lender of Borrower’s request to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date for an additional six (6) month period on or before the Revolving Loan Maturity Date. Lender may elect to accept or reject Borrower’s request for a renewal of the Revolving Loan Commitment and extension of the Revolving Loan Maturity Date in its sole and absolute discretion, and any acceptance may be conditioned upon additional obligations, terms and conditions, including an increase in the percentage used to calculate the amount of Mandatory Principal Repayment Amounts.

2.4

Interest and Fee Computation; Collection of Funds. Interest accrued hereunder shall be payable as set forth in Section 2.1(d) hereof. Except as otherwise set forth herein, all interest and fees shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. Principal payments submitted in funds not immediately available shall continue to bear interest until collected. If any payment to be made by Borrower hereunder or under the Revolving Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.  Any

Obligations which are not paid when due (subject to applicable grace periods) shall bear interest at the Default Rate.

2.5

Automatic  Debit.

In order to effectuate the timely payment of any of the Obligations when due, Borrower hereby authorizes and directs Lender, at Lender’s option, to: (i) debit, or cause or instruct the debit of, the amount of the Obligations to any ordinary deposit account of Borrower; or (ii) make a Revolving Loan hereunder to pay the amount of the Obligations.

2.6

Discretionary Disbursements.

Lender, in its sole and absolute discretion, may immediately upon notice to Borrower, disburse any or all proceeds of the Revolving Loans made or available to Borrower pursuant to this Agreement to pay any fees, costs, expenses or other amounts required to be paid by Borrower hereunder and not so paid. All monies so disbursed shall be a part of the Obligations, payable by Borrower on demand from Lender.

2.7

US Dollars; Currency Risk. All Receipts will be in Dollars. In the event Receipts are not in Dollars, Borrower shall bear the risk of Lender’s currency losses, and if Lender suffers a currency loss and the result is to increase the cost to Lender or to reduce the amount of any sum received or receivable by Lender under this Agreement or under the Revolving Note with respect thereto, then after demand by Lender (which demand shall be accompanied by a certificate setting forth reasonably detailed calculations of the basis of such demand), Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost or such reduction. Borrower hereby authorizes Lender to advance or cause an advance of Revolving Loans to pay for the increased costs or reductions associated with any such currency losses.

3.

CONDITIONS OF BORROWING.

Notwithstanding any other provision of this Agreement, the obligation of Lender to disburse or make all or any portion of any Loans is subject to satisfaction of all of the following conditions precedent (unless a condition is waived in writing by Lender) contained in this Article 3.

3.1

Intentionally Left Blank.

3.2

Loan Documents to be Executed by Borrower.

As a condition precedent to Lender’s disbursal or making of the Loans pursuant to this Agreement, Borrower shall have executed or cause to be executed and delivered to Lender all of the following documents, each of which must be satisfactory to Lender and Lender’s counsel in form, substance and execution:

Borrower;

(a)

Credit  Agreement.

An  original  of  this  Agreement  duly  executed  by

(b)

Revolving Note. An original Revolving Note duly executed by Borrower;

(c)

Security Agreement.  An original of the Security Agreement dated as of the date of this Agreement, executed by Borrower;

(d)

Confession of Judgment. One (1) original of the Confession of Judgment, duly executed by the Borrower and by each of the individuals providing a Validity Certificate.

(e)

Validity Certificates. Validity Certificates duly executed by such officers and/or directors of Borrower as Lender shall require;

(f)

Search Results.  Copies of UCC search reports dated such a date as is reasonably acceptable to Lender, listing all effective financing statements which name Borrower, under its present name and any previous names, as debtors, together with copies of such financing statements;

(g)

Organizational  and  Authorization  Documents.  A certificate of the corporate secretary or other authorized officer of Borrower certifying and attaching: (i) copies of its articles of incorporation and bylaws; (ii) resolutions of the board of directors of Borrower, approving and authorizing Borrower’s issuance of the Revolving Note, Borrower’s issuance of the Advisory Fee Shares, and the execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; (iii) the signatures and incumbency of the officers of Borrower executing any of the Loan Documents, each of which Borrower hereby certifies to be true and complete, and in full force and effect without modification, it being understood that Lender may conclusively rely on each such document and certificate until formally advised by Borrower of any changes therein; and (iv) good standing certificate in the state of incorporation of Borrower and in each other state requested by Lender;

(h)

Insurance. Evidence satisfactory to Lender of the existence of insurance required to be maintained pursuant to this Agreement and the Security Agreement, together with evidence that Lender has been named as additional insured and lender’s loss payee, as applicable, on all related insurance policies;

(i)

Opinion of Counsel. A customary opinion of Borrower’s counsel, in form satisfactory to Lender; and

(j)

Additional Documents. Such other agreements, documents, instruments, certificates, financial statements, schedules, resolutions, opinions of counsel, notes and other items which Lender shall require in connection with this Agreement.

3.3

Issuance of Stock. The Borrower shall have issued and delivered to Lender an irrevocable issuance instruction letter and board resolution, irrevocably authorizing the issuance of the Advisory Fee Shares and irrevocably directing its Transfer Agent to issue and deliver the Advisory Fee Shares to Lender or its designee.

3.4

Payment  of  Fees.  Borrower shall have paid to Lender all fees, costs and expenses, including, due diligence expenses, attorney’s fees, search fees, title fees, documentation and filing fees (including documentary stamps and taxes payable on the face amount of the Revolving Note).

3.5

Event of Default. No Event of Default, or event which, with notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing.

3.6

Adverse Changes.  There shall not have occurred any Material Adverse Effect.

3.7

Litigation. No pending claim, investigation, litigation or other Proceeding shall have been instituted against Borrower or any of their respective Subsidiaries or any of their respective officers or shareholders.

3.8

Representations  and  Warranties.

No representation or warranty of Borrower contained herein or in any Loan Documents shall be untrue or incorrect in any material respect as of the date of any Loans as though made on such date, except to the extent such representation or warranty expressly relates to an earlier date.

3.9

Due Diligence. The business, legal and collateral due diligence review performed by Lender, including, a review of Borrower’s historical performance and financial information, must be acceptable to Lender in its sole discretion. Lender reserves the right to increase any and all aspects of its due diligence in Lender’s sole discretion.

3.10

Key Personnel Investigations.

Lender shall be satisfied, in its sole discretion, with results from background investigations conducted on key members of Borrower’s principals and management teams.

3.11

Repayment of Outstanding Indebtedness. Borrower shall have repaid in full all outstanding indebtedness secured by Collateral, other than indebtedness giving rise to Permitted Liens.

3.12

Loan Documents to be Executed by any Subsidiary following the Closing Date. Within ten (10) days of any entity becoming a Subsidiary of Borrower, such Subsidiary shall have executed or cause to be executed and delivered to Lender all of the following documents, each of which must be satisfactory to Lender and Lender’s counsel in form, substance and execution:

(a)

Consent and Agreement. One (1) original of a Consent and Agreement duly executed by such Subsidiary, pursuant to which such Subsidiary consents and agrees to become a “Borrower” hereunder and to be bound by the terms and conditions of this Agreement and all other Loan Documents;

(b)

Organizational and Authorization Documents. A certificate of an officer of the Subsidiary certifying and attaching: (i) copies of the Subsidiary’s articles of incorporation, bylaws, operating agreement, certificate of organization or other formation, organizational or governing documents; (ii) resolutions of its respective board of directors or managers, approving and authorizing the execution, delivery and performance of the Loan Documents to which it will become a party and the transactions contemplated thereby; and (iii) the signatures and incumbency of the officers of the Subsidiary executing any of the Loan Documents;

(c)

Additional Documents. Such other agreements, documents, instruments, certificates, financial statements, schedules, resolutions, opinions of counsel, notes and other items which Lender shall require in connection with this Agreement and the other Loan Documents.

4.

NOTES EVIDENCING LOANS.

The Revolving Loans shall be evidenced by the Revolving Note (together with any and all renewal, extension, modification or replacement notes executed by Borrower and delivered to Lender and given in substitution therefor) duly executed by Borrower and payable to the order of Lender. At the time of the initial disbursement of a Revolving Loan and at each time an additional Revolving Loan shall be requested hereunder or a repayment made in whole or in part thereon, an appropriate notation thereof shall be made on the books and records of Lender. All amounts recorded shall be, absent demonstrable error, conclusive and binding evidence of: (i) the principal amount of the Revolving Loans advanced hereunder; (ii) any unpaid interest owing on the Revolving Loans; and (iii) all amounts repaid on the Revolving Loans. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of Borrower under the Revolving Note to repay the principal amount of the Revolving Loans, together with all interest accruing thereon.

5.

MANNER OF BORROWING.

5.1

Loan Requests. Subject to Section 2.1(a) and Article 3 hereof, the Loans shall be made available to Borrower upon Borrower’s request, from any Person whose authority to so act has not been revoked by Borrower in writing previously received by Lender. Borrower may make requests for borrowing no more than one time every two (2) weeks up to the then applicable Revolving Loan Commitment; provided, however, that, notwithstanding anything contained in this Agreement or any other Loan Documents to the contrary, each Revolving Loan requested by Borrower under this Agreement shall be subject to Lender’s approval, which approval may be given or withheld in Lender’s sole and absolute discretion. A request for a Loan may only be made if no default or Event of Default shall have occurred or be continuing and shall be subject to: (i) Lender’s preparation of a Borrowing Base Certificate, showing that there is borrowing availability under the Revolving Loan Commitment and pursuant to a calculation of the Borrowing Base Amount; and (ii) Receipts deposited into the Lock Box Account and other Collateral being acceptable to Lender. In addition, a request for a Loan must be received by no later than 11:00 a.m. eastern time the day it is to be funded and be in a minimum amount equal to Fifty Thousand Dollars and No/100 ($50,000.00).

5.2

Communications. Lender is authorized to rely on any written, verbal, electronic, telephonic or telecopy loan requests which Lender believes in its good faith judgment to emanate from the President or Chief Executive Officer, or any other authorized representative of Borrower. Borrower hereby irrevocably confirms, ratifies and approves all such advances by Lender and Borrower hereby indemnifies Lender against losses and expenses (including court costs, attorneys’ and paralegals’ fees) and shall hold Lender harmless with respect thereto.

6.

SECURITY FOR THE OBLIGATIONS.

To secure the payment and performance by Borrower of the Obligations hereunder, Borrower grants, under and pursuant to the Security Agreement executed by Borrower dated as of the date hereof, to Lender, its successors and assigns, an unconditional, continuing, first- priority, perfected security interest in, and does hereby assign, transfer, mortgage, convey, pledge, hypothecate and set over to Lender, its successors and assigns, all of the right, title and interest of Borrower in and to the Collateral, whether now owned or hereafter acquired, and all proceeds (including, without limitation, all insurance proceeds) and products of any of the Collateral. At any time upon Lender’s request, Borrower shall execute and deliver to Lender any other documents, instruments or certificates requested by Lender for the purpose of properly documenting and perfecting the security interests of Lender in and to the Collateral granted hereunder, including any additional security agreements, mortgages, control agreements, and financing statements.

7.

REPRESENTATIONS AND WARRANTIES OF BORROWER.

To induce Lender to make the Loans, Borrower makes the following representations and warranties to Lender, each of which shall be true and correct in all material respects as of the date of the execution and delivery of this Agreement and as of the date of each Loan made hereunder, except to the extent such representation expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

7.1

Subsidiaries.

Borrower does not own, directly or indirectly, any outstanding voting securities of or other interests in, or have any control over, any other Person.

7.2

Borrower Organization and Name. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the full power and authority and all necessary Permits to: (i) enter into and execute this Agreement and the Loan Documents and to perform all of its obligations hereunder and thereunder; and (ii) own and operate its assets and properties and to conduct and carry on its business as and to the extent now conducted. Borrower is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the ownership or use and operation of its assets or properties requires such qualification. The exact legal name of Borrower is as set forth in the first paragraph of this Agreement, and Borrower does not currently conduct, nor has Borrower, during the last five (5) years conducted, business under any other name or trade name.

7.3

Authorization; Validity. Borrower has full right, power and authority to enter into this Agreement, to make the borrowings and execute and deliver the Loan Documents as provided herein and to perform all of its duties and obligations under this Agreement and the Loan Documents and no other action or consent on the part of Borrower, its board of directors, stockholders, or any other Person is necessary or required by Borrower to execute this Agreement and the Loan Documents, consummate the transactions contemplated herein and therein, and perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of Borrower’s Articles of Incorporation, Bylaws, or other governing documents. All necessary and appropriate corporate action has been taken on the part of Borrower to authorize the execution and delivery of this Agreement and the Loan Documents and the issuance of the Revolving Note and the Advisory Fee Shares. This Agreement and the Loan Documents are valid and binding agreements and contracts of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. Borrower does not know of any reason why Borrower cannot perform any of its obligations under this Agreement, the Loan Documents or any related agreements.

7.4

Capitalization.

The

authorized

capital

stock

of

Borrower

consists

of 3,501,000,000 shares, 3,500,000,000 of which are designated as Common Stock and 1,000,000 of which are designated as preferred stock (the “Preferred Stock”).    As of the date hereof, Borrower has 3,072,521,297 shares of Common Stock issued and outstanding and 270,000 shares of Preferred Stock issued and outstanding. All of the outstanding shares of capital stock of Borrower are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. As of the date of this Agreement, no shares of Borrower’s capital stock are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by Borrower. The Common Stock is currently quoted on the OTC Pink Sheets under the trading symbol “SEEK”. The Borrower has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Borrower has maintained all requirements on its part for the continuation of such quotation. Except for the securities to be issued pursuant to this Agreement, as of the date of this Agreement: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Borrower or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which Borrower or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of Borrower or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Borrower or any of its Subsidiaries; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other contracts or instruments evidencing indebtedness of Borrower or any of its Subsidiaries, or by which Borrower or any of its Subsidiaries is or may become bound; (iii) there are no outstanding registration statements with respect to Borrower or any of its securities and there are no outstanding comment letters from the SEC, the Principal Trading Market, or any other Governmental Authority with respect to any securities of Borrower or any of its Subsidiaries; (iv)  there are no agreements or arrangements under which Borrower or any of its Subsidiaries is obligated to register the sale of any of its securities under the Securities Act; (v) there are no financing statements filed with any Governmental Authority securing any obligations of Borrower or any of its Subsidiaries, or filed in connection with any assets or properties of Borrower or any of its Subsidiaries; (vi) there are no securities or instruments containing anti- dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vii) there are no outstanding securities or instruments of Borrower which contain any redemption or similar provisions, and there are no contracts or agreements by which Borrower is or may become bound to redeem a security of Borrower (except pursuant to this Agreement). Borrower has furnished to the Lender true, complete and correct copies of Borrower’s Certificate of Incorporation, as amended and as in effect on the date hereof and Borrower’s Bylaws, as in effect on the date hereof, and any other governing or organizational documents, as applicable.   Except for the

documents delivered to Lender in accordance with the immediately preceding sentence, there are no other shareholder agreements, voting agreements, operating agreements, or other contracts or agreements of any nature or kind that restrict, limit or in any manner impose obligations, restrictions or limitations on the governance of Borrower.

7.5

No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement and the Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Advisory Fee Shares, will not: (i) constitute a violation of or conflict with the Certificate of Incorporation, Bylaws, or any other organizational or governing documents of Borrower; (ii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any contract or agreement to which Borrower is a party or by which any of its or their assets or properties may be bound; (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any order, writ, injunction, decree, or any other judgment of any nature whatsoever; (iv) constitute a violation of, or conflict with, any law, rule, ordinance or other regulation (including United States federal and state securities laws and the rules and regulations of the Principal Trading Market); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Lien, claim or encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, Borrower or any of its assets. Borrower is not in violation of its Certificate of Incorporation, Bylaws, or other organizational or governing documents, as applicable, and Borrower is not in default or breach (and no event has occurred which with notice or lapse of time or both could put Borrower in default or breach) under, and Borrower has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any contract or agreement to which Borrower is a party or by which any property or assets of Borrower are bound or affected. No business of Borrower is being conducted, and shall not be conducted, in violation of any law, rule, ordinance or other regulation. Except as specifically contemplated by this Agreement, Borrower is not required to obtain any consent or approval of, from, or with any Governmental Authority, or any other Person, in order for it to execute, deliver or perform any of its obligations under this Agreement or the Loan Documents in accordance with the terms hereof or thereof, or to issue the Advisory Fee Shares in accordance with the terms hereof. All consents  and approvals which Borrower is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the date hereof.

7.6

Issuance of Securities. The Advisory Fee Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all Liens, claims, charges, taxes, or other encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable United States federal and state securities laws and the laws of any foreign jurisdiction applicable to the issuance thereof. Any shares issuable upon conversion of the Revolving Note, in accordance with the terms of the Revolving Note, are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all Liens, claims, charges, taxes, or other encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable United States federal and state securities laws and the laws of any foreign jurisdiction applicable to the issuance thereof.  The issuance of the Advisory Fee Shares and any shares issuable upon conversion of the Revolving Note is and will be exempt from: (i) the registration and prospectus delivery requirements of the Securities Act; (ii) the registration and/or qualification provisions of all applicable state and provincial securities and “blue sky” laws; and (iii) any similar registration or qualification requirements of any foreign jurisdiction or other Governmental Authority.

7.7

Compliance With Laws. The nature and transaction of Borrower’s business and operations and the use of its properties and assets, including, but not limited to, the Collateral or any real estate owned, leased, or occupied by Borrower, do not and during the term of the Loans shall not, violate or conflict with any applicable law, statute, ordinance, rule, regulation or order of any kind or nature, including, without limitation, the provisions of the Fair Labor Standards Act or any zoning, land use, building, noise abatement, occupational health and safety or other laws, any Permit or any condition, grant, easement, covenant, condition or restriction, whether recorded or not, except to the extent such violation or conflict would not result in a Material Adverse Effect.

7.8

Environmental Laws and Hazardous Substances. Except to the extent that any of the following would not have a Material Adverse Effect (including financial reserves, insurance policies and cure periods relating to compliance with applicable laws and Permits) and are used in such amounts as are customary in the Ordinary Course of Business in compliance with all applicable Environmental Laws, Borrower represents and warrants to Lender that, to its knowledge: (i) Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off any of the premises of Borrower (whether or not owned by Borrower) in any manner which at any time violates any Environmental Law or any Permit, certificate, approval or similar authorization thereunder; (ii) the operations of Borrower comply in all material respects with all Environmental Laws and all Permits certificates, approvals and similar authorizations thereunder; (iii) there has been no investigation, Proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other Person, nor is any of same pending or, to Borrower’s knowledge, threatened; and (iv) Borrower does not have any liability, contingent or otherwise, in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material.

7.9

Collateral Representations. No Person other than Borrower, owns or has other rights in the Collateral, and the Collateral is free from any Lien of any kind, other than the Lien of Lender and Permitted Liens.

7.10

OTC Documents; Financial Statements. The Borrower is a non-reporting company with the SEC and the Borrower’s Common Stock is currently not registered pursuant to Section 12 of the Exchange Act, and as of the date hereof, the Borrower is not required to file, and has not filed, any periodic reports with the SEC under Sections 13 or 15(d) of the Exchange Act. The Borrower, however, has filed certain reports, schedules, forms, statements and other documents with the OTC Markets (all of the foregoing filed within the two (2) years preceding the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “OTC Documents”).  The Borrower has timely filed all OTC

Documents required to be filed by it under the rules of the Exchange Act, the Principal Trading Market or any other law applicable to the Borrower. The Borrower is current with its filing obligations under the Exchange Act, the Principal Trading Market or any other law applicable to the Borrower, and all OTC Documents have been filed on a timely basis or the Borrower has received a valid extension of such time of filing and has filed any such OTC Document prior to the expiration of any such extension. The Borrower represents and warrants that true and complete copies of the OTC Documents have been provided to Lender prior the date hereof. As of their respective dates, the OTC Documents complied in all material respects with the requirements of the Exchange Act, any rules of any Principal Trading Market, or any other applicable law, and none of the OTC Documents, at the time they were filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such OTC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof, which amendments or updates are also part of the OTC Documents). As of their respective dates, the financial statements of the Borrower included in the OTC Documents (the “OTC Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC and the Principal Trading Market with respect thereto. In addition, the Borrower has delivered to Lender certain financial statements as part of Lender’s due diligence of the Borrower (collectively, the “Most Current Statements”)(the OTC Financial Statements and the Most Current Statements are sometimes collectively referred to as the “Financial Statements”). All of the Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except: (i) as may be otherwise indicated in such Financial Statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Borrower and all of its Subsidiaries, if any, as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). To the knowledge of the Borrower and its officers, all other information provided by or on behalf of Borrower to the Lender, whether included in the OTC Documents or not, is true, correct, and complete in all respects, and no such other information provided by or on behalf of Borrower to the Lender, whether included in the OTC Documents or not, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

7.11

Absence  of  Certain  Changes.

Since  the  date  of  the  most  recent  Financial Statements, none of the following have occurred:

(a)

There has been no event or circumstance of any nature whatsoever that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; or

(b)

Any transaction, event, action, development, payment, or any other matter of any nature whatsoever entered into by Borrower other than in the Ordinary Course of Business.

7.12

Litigation  and  Taxes. There is no Proceeding pending, or to Borrower’s knowledge, threatened, against Borrower or its officers, managers, members or shareholders, or against or affecting any of its assets. In addition, there is no outstanding judgments, orders, writs, decrees or other similar matters or items against or affecting Borrower, its business or assets. Borrower has not received any material complaint from any Customer, supplier, vendor or employee. Borrower has duly filed all applicable income or other tax returns and has paid all income or other taxes when due. There is no Proceeding, controversy or objection pending or threatened in respect of any tax returns of Borrower.

7.13

Event of Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under this Agreement or any of the other Loan Documents, and Borrower is not in default (without regard to grace or cure periods) under any contract or agreement to which it is a party or by which any of their respective assets are bound.

7.14

ERISA  Obligations.

To the knowledge of Borrower, all Employee Plans of Borrower meet the minimum funding standards of Section 302 of ERISA, where applicable, and each such Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 is qualified. No withdrawal liability has been incurred under any such Employee Plans and no “Reportable Event” or “Prohibited Transaction” (as such terms are defined in ERISA), has occurred with respect to any such Employee Plans, unless approved by the appropriate Governmental Authority. To the knowledge of Borrower, Borrower has promptly paid and discharged all obligations and liabilities arising under the ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its properties or assets.

7.15

Adverse   Circumstances. No condition, circumstance, event, agreement, document, instrument, restriction, litigation or Proceeding (or threatened litigation or Proceeding or basis therefor) exists which: (i) could adversely affect the validity or priority of the Liens granted to Lender under the Loan Documents; (ii) could adversely affect the ability of Borrower to perform its obligations under the Loan Documents; (iii) would constitute a default under any of the Loan Documents; (iv) would constitute such a default with the giving of notice or lapse of time or both; or (v) would constitute or give rise to a Material Adverse Effect.

7.16

Liabilities  and  Indebtedness  of  the  Borrower.  Borrower does not have any Funded Indebtedness or any liabilities or obligations of any nature whatsoever, except: (i) as disclosed in the Financial Statements; or (ii) liabilities and obligations incurred in the Ordinary Course of Business of Borrower since the date of the last Financial Statements which do not or would not, individually or in the aggregate, exceed Ten Thousand Dollars ($10,000) or otherwise have a Material Adverse Effect.

7.17

Real Estate.

(a)

Real Property Ownership. Except for the Borrower Leases, Borrower does not own any Real Property.

(b)

Real Property Leases. Except for ordinary office leases described in the OTC Documents (the “Borrower Leases”), Borrower does not lease any other Real Property. With respect to each of the Borrower Leases: (i) Borrower has been in peaceful possession of the property leased thereunder and neither Borrower nor the landlord is in default thereunder; (ii) no waiver, indulgence or postponement of any of the obligations thereunder has been granted by Borrower or landlord thereunder; and (iii) there exists no event, occurrence, condition or act known to Borrower which, upon notice or lapse of time or both, would be or could become a default thereunder or which could result in the termination of the Borrower Leases, or any of them, or have a Material Adverse Effect. Borrower has not violated nor breached any provision of any such Borrower Leases, and all obligations required to be performed by Borrower under any of such Borrower Leases have been fully, timely and properly performed. Borrower has delivered to the Lender true, correct and complete copies of all Borrower Leases, including all modifications and amendments thereto, whether in writing or otherwise. Borrower has not received any written or oral notice to the effect that any of the Borrower Leases will not be renewed at the termination of the term of such Borrower Leases, or that the Borrower Leases will be renewed only at higher rents.

7.18

Material  Contracts.

An accurate, current and complete copy of each of the Material Contracts has been furnished to Lender and/or is readily available as part of the OTC Documents, and each of the Material Contracts constitutes the entire agreement of the respective parties thereto relating to the subject matter thereof. There are no outstanding offers, bids, proposals or quotations made by Borrower which, if accepted, would create a Material Contract with Borrower. Each of the Material Contracts is in full force and effect and is a valid and binding obligation of the parties thereto in accordance with the terms and conditions thereof. To the knowledge of Borrower and its officers, all obligations required to be performed under the terms of each of the Material Contracts by any party thereto have been fully performed by all parties thereto, and no party to any Material Contracts is in default with respect to any term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration or modification of any obligation of any party thereto or the creation of any Lien, claim, charge or other encumbrance upon any of the assets or properties of Borrower. Further, Borrower has not received any notice, nor does Borrower have any knowledge, of any pending or contemplated termination of any of the Material Contracts and, no such termination is proposed or has been threatened, whether in writing or orally.

7.19

Title to Assets. Borrower has good and marketable title to, or a valid leasehold interest in, all of its assets and properties which are material to its business and operations as presently conducted, free and clear of all Liens, claims, charges or other encumbrances or restrictions on the transfer or use of same. Except as would not have a Material Adverse Effect, the assets and properties of Borrower are in good operating condition and repair, ordinary wear and tear excepted, and are free of any latent or patent defects which might impair their usefulness, and are suitable for the purposes for which they are currently used and for the purposes for which they are proposed to be used.

7.20

Intellectual Property. Borrower owns or possesses adequate and legally enforceable rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and all other intellectual property rights necessary to conduct its business as now conducted. Borrower does not have any knowledge of any infringement by Borrower of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other intellectual property rights of others, and, to the knowledge of Borrower, there is no claim, demand or Proceeding, or other demand of any nature being made or brought against, or to Borrower’s knowledge, being threatened against, Borrower regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other intellectual property infringement; and Borrower is not aware of any facts or circumstances which might give rise to any of the foregoing.

7.21

Labor and Employment Matters. Borrower is not involved in any labor dispute or, to the knowledge of Borrower, is any such dispute threatened. To the knowledge of the Borrower and its officers, none of the employees of Borrower is a member of a union and Borrower believes that its relations with its employees are good. To the knowledge of Borrower and its officers, Borrower has complied in all material respects with all laws, rules, ordinances and regulations relating to employment matters, civil rights and equal employment opportunities.

7.22

Insurance. Borrower is covered by valid, outstanding and enforceable policies of insurance which were issued to it by reputable insurers of recognized financial responsibility, covering its properties, assets and business against losses and risks normally insured against by other corporations or entities in the same or similar lines of businesses as the Borrower are engaged and in coverage amounts which are prudent and typically and reasonably carried by such other corporations or entities (the “Insurance Policies”). Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid. None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated by this Agreement. Borrower has complied with the provisions of such Insurance Policies. Borrower has not been refused any insurance coverage sought or applied for and Borrower does not have any reason to believe that it will not be able to renew its existing Insurance Policies as and when such Insurance Policies expire or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of Borrower.

7.23

Permits. Borrower possesses all Permits necessary to conduct its business, and Borrower has not received any notice of, or is otherwise involved in, any Proceedings relating to the revocation or modification of any such Permits. All such Permits are valid and in full force and effect and Borrower is in full compliance with the respective requirements of all such Permits.

7.24

Lending Relationship. Borrower acknowledges and agrees that the relationship hereby created with Lender is and has been conducted on an open and arm’s length basis in which no fiduciary relationship exists and that Borrower has not relied, nor is relying on, any such fiduciary relationship in executing this Agreement and in consummating the Loans. Lender represents that it will receive the Revolving Note payable to its order as evidence of the Loans.

7.25

Compliance with Regulation U. No portion of the proceeds of the Loans shall be used by Borrower, or any Affiliates of Borrower, either directly or indirectly, for the purpose of purchasing or carrying any margin stock, within the meaning of Regulation U as adopted by the Board of Governors of the Federal Reserve System.

7.26

Governmental Regulation. Borrower is not, nor after giving effect to any Loan, will be, subject to regulation under the Public Utility Holding Borrower Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

7.27

Bank  Accounts.

Schedule 7.27 sets forth, with respect to each account of Borrower with any bank, broker, merchant processor, or other depository institution: (i) the name and account number of such account; (ii) the name and address of the institution where such account is held; (iii) the name of any Person(s) holding a power of attorney with respect to such account, if any; and (iv) the names of all authorized signatories and other Persons authorized to withdraw funds from each such account.

7.28

Places of Business. The principal place of business of Borrower is set forth on Schedule 7.28 and Borrower shall promptly notify Lender of any change in such location. Borrower will not remove or permit the Collateral to be removed from such locations without the prior written consent of Lender, except for: (i) certain heavy equipment kept at third party sites when conducting business or maintenance; (ii) vehicles, containers and rolling stock; (iii) Inventory sold or leased in the Ordinary Course of Business of Borrower; and (iv) temporary removal of Collateral to other locations for repair or maintenance as may be required from time to time in each instance in the Ordinary Course of Business of Borrower.

7.29

Illegal Payments. Neither Borrower, nor any director, officer, member, manager, agent, employee or other Person acting on behalf of Borrower has, in the course of his actions for, or on behalf of, Borrower: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

7.30

Related Party Transactions.

Except for arm’s length transactions pursuant to which Borrower makes payments in the Ordinary Course of Business upon terms no less favorable than Borrower could obtain from third parties, none of the officers, directors, managers, or employees of Borrower, nor any stockholders, members or partners who own, legally or beneficially, five percent (5%) or more of the ownership interests of Borrower (each a “Material Shareholder”), is presently a party to any transaction with Borrower (other than for services as employees, officers and directors), including any contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director or such employee or Material Shareholder or, to the best knowledge of Borrower, any other Person in which any officer, director, or any such employee or Material Shareholder has a substantial or material interest in or of which any officer, director or employee of Borrower or Material Shareholder is an officer, director, trustee or partner.  There are no claims, demands, disputes or Proceedings of any nature or kind between

Borrower and any officer, director or employee of Borrower or any Material Shareholder, or between any of them, relating to Borrower.

7.31

Internal  Accounting  Controls.  Borrower maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

7.32

Brokerage Fees. Except for Meyers Associates, LP, there is no Person acting on behalf of any Borrower who is entitled to or has any claim for any brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby. Meyers Associates, LP, a FINRA registered securities brokerage firm, shall be paid a finder’s fee by the Borrowers, at Closing, in accordance with a separate agreement between the Borrowers and Meyers Associates, LP.

7.33

No General Solicitation.

Neither Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Revolving Note, the Advisory Fee Shares or the shares issuable upon conversion of the Revolving Note.

7.34

No Integrated Offering.

Neither Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Revolving Note, the Advisory Fee Shares or any securities issuable upon conversion of the Revolving Note under the Securities Act or cause this offering of such securities to be integrated with prior offerings by Borrower for purposes of the Securities Act.

7.35

Private Placement. Assuming the accuracy of the Lender’s representations and warranties set forth in Section 8 below, no registration under the Securities Act or the laws, rules or regulation of any other Governmental Authority is required for the issuance of the Revolving Note, the Advisory Fee Shares or the shares issuable upon conversion of the Revolving Note as contemplated hereby.

7.36

Complete Information. This Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to Lender in connection with or in furtherance of this Agreement by or on behalf of Borrower fully and fairly states the matters with which they purport to deal, and do not misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

8.

REPRESENTATIONS AND WARRANTIES OF LENDER.

Lender makes the following representations and warranties to the Borrower, each of which shall be true and correct in all material respects as of the date of the execution and delivery of this Agreement and as of the date of each Loan made hereunder, except to the extent such representation expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

8.1

Investment Purpose. Lender is acquiring the Revolving Note, the Advisory Fee Shares or the shares issuable upon conversion of the Revolving Note, for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

8.2

Accredited Lender Status. Lender is an “Accredited Lender” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

8.3

Reliance on Exemptions. Lender understands that the Revolving Note, the Advisory Fee Shares or the shares issuable upon conversion of the Revolving Note, are each being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Borrower are relying in part upon the truth and accuracy of, and Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Lender set forth herein in order to determine the availability of such exemptions and the eligibility of Lender to acquire such securities.

8.4

Information. Lender has been furnished with all materials it has requested relating to the business, finances and operations of Borrower and information deemed material by Lender to making an informed investment decision regarding the Revolving Note. Lender has been afforded the opportunity to ask questions of Borrower and its management. Neither  such inquiries nor any other due diligence investigations conducted by Lender or its representatives shall modify, amend or affect Lender’s right to rely on Borrower’s representations and warranties contained in Article 7 above or in any other Loan Documents. Lender understands that its investment in the Revolving Note involves a high degree of risk. Lender is in a position regarding Borrower, which, based upon economic bargaining power, enabled and enables Lender to obtain information from Borrower in order to evaluate the merits and risks of this investment. Lender has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the Revolving Note.

8.5

No Governmental Review. Lender understands that no United States federal or state agency or any other Governmental Authority has passed on or made any recommendation or endorsement of the Revolving Note, or the fairness or suitability of the investment in the Revolving Note, nor have such authorities passed upon or endorsed the merits of the offering of the Revolving Note.

8.6

Transfer or Resale. Lender understands that: (i) the Revolving Note, the Advisory Fee Shares and the shares issuable upon conversion of the Revolving Note, have not been and are not being registered under the Securities Act or any other foreign or state securities laws, and may not be offered for sale, sold, assigned or transferred unless: (A) subsequently registered thereunder; or (B) Lender shall have delivered to Borrower an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; and (ii) neither Borrower nor any other Person is under any obligation to register such securities under the Securities Act or any foreign or state securities laws or to comply with the terms and conditions of any exemption thereunder, except as otherwise set forth in this Agreement.

8.7

Intentionally Left Blank.

8.8

Authorization,  Enforcement. This  Agreement  has  been  duly  and  validly authorized, executed and delivered on behalf of Lender and is a valid and binding agreement of Lender enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

8.9

Intentionally Left Blank.

8.10

Due Formation of Lender. Lender is an entity that has been formed and validly exists and has not been organized for the specific purpose of purchasing the Revolving Note and is not prohibited from doing so.

8.11

No Legal Advice from Borrower. Lender acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Lender is relying solely on such counsel and advisors and not on any statements or representations of Borrower or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction; provided, however, the foregoing shall not modify, amend or affect Lender’s right to rely on Borrower’s representations and warranties contained in Article 7 above or in any other Loan Documents.

9.

NEGATIVE COVENANTS.

9.1

Indebtedness.

Borrower shall not, either directly or indirectly, create, assume, incur or have outstanding any Funded Indebtedness (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any debt or obligation of any other Person, except:

(a)

the Obligations;

(b)

endorsement for collection or deposit of any commercial paper secured in the Ordinary Course of Business of Borrower;

(c)

obligations for taxes, assessments, municipal or other governmental charges; provided, the same are being contested in good faith by appropriate proceedings and are insured against or bonded over to the satisfaction of Lender;

(d)

obligations for accounts payable, other than for money borrowed, incurred in the Ordinary Course of Business of Borrower; provided that, any management or similar fees payable by Borrower shall be fully subordinated in right of payment to the prior payment in full of the Loans made hereunder;

(e)

obligations existing on the date hereof which are disclosed on the Financial Statements;

(f)

unsecured intercompany Funded Indebtedness incurred in the Ordinary Course of Business of Borrower;

(g)

Funded Indebtedness existing on the Closing Date and set forth in the Financial Statements, including any extensions or refinancings of the foregoing, which do not increase the principal amount of such Funded Indebtedness as of the date of such extension or refinancing; provided such Funded Indebtedness is subordinated to the Obligations owed to Lender pursuant to a subordination agreement, in form and content acceptable to Lender in its sole discretion, which shall include an indefinite standstill on remedies and payment blockage rights during any default;

(h)

Funded Indebtedness consisting of Capital Lease obligations or secured by Permitted Liens of the type described in clause (g) of the definition thereof not to exceed

$250,000 in the aggregate at any time;

(i)

Contingent Liabilities arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted hereunder;

(j)

Contingent Liabilities incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations; and

(k)

Contingent Liabilities arising under indemnity agreements to title insurers to cause such title insurers to issue to Lender title insurance policies.

9.2

Encumbrances. Borrower shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any Lien or charge of any kind or character upon any asset of Borrower or their Subsidiaries; whether owned at the date hereof or hereafter acquired, except Permitted Liens or as otherwise authorized by Lender in writing.

9.3

Investments.

Borrower shall not, either directly or indirectly, make or have outstanding any new investments (whether through purchase of stocks, obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets, business, stock or other evidence of beneficial ownership of any other Person except following:

Closing Date;

(a)

 The stock or other ownership interests in a Subsidiary existing as of the

United States;

(b)

 investments in direct obligations of the United States or any state in the

Borrower;

(c)

trade credit extended by Borrower in the Ordinary Course of Business of

(d)

investments in securities of Customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Customers;

Statements;

(e)

 investments existing on the Closing Date and set forth in the  Financial

(f)

Contingent Liabilities permitted pursuant to Section 9.1; or

(g)

Capital Expenditures permitted under Section 9.5.

9.4

Transfer;  Merger. Borrower shall not, either directly or indirectly, permit a Change in Control, merge, consolidate, sell, transfer, license, lease, encumber or otherwise dispose of all or any part of its property or business or all or any substantial part of its assets, or sell or discount (with or without recourse) any of its Notes (as defined in the UCC), Chattel Paper, Payment Intangibles or Accounts; provided, however, that Borrower may:

of Borrower;

(a)

sell or lease Inventory and Equipment in the Ordinary Course of Business

(b)

upon not less than three (3) Business Days’ prior written notice to Lender, any Subsidiary of Borrower may merge with (so long as the Borrower remains the surviving entity), or dissolve or liquidate into, or transfer its property to Borrower;

(c)

dispose of used, worn-out or surplus equipment in the Ordinary Course of Business of Borrower;

(d)

discount or write-off overdue Accounts for collection in the Ordinary Course of Business of Borrower;

(e)

sell or otherwise dispose (including cancellation of Funded Indebtedness) of any Investment permitted under Section 9.3 in the Ordinary Course of Business of Borrower; and

(f)

grant Permitted Liens.

9.5

Capital Expenditures. Without Lender’s prior consent, Borrower shall not make or incur obligations for any Capital Expenditures in any fiscal year.

9.6

Issuance of Stock.

Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, either directly or indirectly, issue or distribute any additional capital stock or other securities (including any securities convertible or exercisable into Common Stock) of Borrower or its Subsidiaries without the prior written consent of Lender; provided, however, Borrower shall have the right, without Lender’s consent, to issue equity securities of the Borrower in connection with any equity fund raising event for Borrower (the “Equity Raise”), and the proceeds of any such Equity Raise shall not be required to be deposited in the Lock Box Account, but only under the following conditions: (i) if the Equity Raise is for $50,000 or more, then twenty percent (20%) of the proceeds from the Equity Raise shall be paid to Lender towards the  outstanding  balance  of  the  Revolving  Loans  hereunder,  which  payment  shall  be  made immediately upon the closing of such Equity Raise; and (ii) if the Equity Raise is for less than

$50,000, then the Borrower shall redeem all Advisory Fee Shares then in Lender’s possession for Dollars equal to the Advisory Fee, less any net proceeds received by the Lender from any previous sales of Advisory Fee Shares, if any, which redemption shall be made immediately upon the closing of such Equity Raise.

9.7

Distributions; Restricted Payments; Change in Management. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to: (i) purchase or redeem any shares of its stock or declare or pay any dividends or distributions, whether in cash or otherwise, set aside any funds for any such purpose or make any distribution to its shareholders, make any distribution of its property or assets or make any loans, advances or extensions of credit to, or investments in, any Persons, including, such Borrower’s Affiliates, officers, partners or employees, without the prior written consent of Lender; (ii) make any payments of any Funded Indebtedness other than as permitted hereunder; (iii) increase the annual salary paid to any officers of Borrower as of the Closing Date, unless any such increase is part of a written employment contract with any such officers entered into prior to the Closing Date, a copy of which has been delivered to and approved by the Lender; or (iv) add, replace, remove, or otherwise change any officers or other senior management positions of Borrower from the officers and other senior management positions existing as of the Closing Date, unless approved by Lender in writing.

9.8

Use  of  Proceeds. Borrower shall not, nor shall Borrower permit any of its Subsidiaries or Affiliates, to use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of purchasing any securities underwritten by any Affiliate of Lender. In addition, Borrower shall not, nor shall Borrower permit any of its Subsidiaries or Affiliates, to use any portion of the proceeds of the Loans, either directly or indirectly, for any of  the following purposes: (i) to make any payment towards any Funded Indebtedness of Borrower or any Subsidiaries or Affiliates thereof; (ii) to pay any taxes of any nature or kind that may be due by Borrower or any Subsidiaries or Affiliates thereof; (iii) to pay any obligations or liabilities of any nature or kind due or owing to any officers, directors, employees, or Material Shareholders of Borrower or any Subsidiaries or Affiliates thereof. Borrower shall only use the proceeds of the Loans (or any portion thereof) for the purposes set forth in a “Use of Proceeds Confirmation” to be executed by Borrower on the Closing Date, unless Borrower obtains the prior written consent of Lender to use proceeds of Loans for any other purpose, which consent may be granted or withheld by Lender in its sole and absolute discretion.

9.9

Business Activities; Change of Legal Status and Organizational Documents. Borrower shall not: (i) engage in any line of business other than the businesses engaged in on the date hereof and business reasonably related thereto; (ii) change its name, its type of organization, its jurisdictions of organization or other legal structure; or (iii) permit its Articles of Incorporation, Bylaws, or other organizational documents to be amended or modified in any way which could reasonably be expected to have a Material Adverse Effect.

9.10

Transactions with Affiliates. Borrower shall not enter into any transaction with any of its Affiliates, except in the Ordinary Course of Business of Borrower and upon fair and reasonable terms that are no less favorable to Borrower than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate of Borrower.

9.11

Bank Accounts. Borrower shall not maintain any bank, deposit or credit card payment processing accounts with any financial institution, Payment Processing Companies, or any other Person, for Borrower or any Affiliate of Borrower, other than Borrower’s accounts listed in the attached Schedule 7.27, and other than the Lock Box Account established pursuant to this Agreement. Specifically, Borrower shall not change, modify, close or otherwise affect the Lock Box Account or any of the other accounts listed in Schedule 7.27, without Lender’s prior written approval, which approval may be withheld or conditioned in Lender’s sole and absolute discretion.

10.

AFFIRMATIVE COVENANTS.

10.1

Compliance with Regulatory Requirements. Upon demand by Lender, Borrower shall reimburse Lender for Lender’s additional costs and/or reductions in the amount of principal or interest received or receivable by Lender if at any time after the date of this Agreement any law, treaty or regulation or any change in any law, treaty or regulation or the interpretation thereof by any Governmental Authority charged with the administration thereof or any other authority having jurisdiction over Lender or the Loans, whether or not having the force of law, shall impose, modify or deem applicable any reserve and/or special deposit requirement against or in respect of assets held by or deposits in or for the account of the Loans by Lender or impose on Lender any other condition with respect to this Agreement or the Loans, the result of which is to either increase the cost to Lender of making or maintaining the Loans or to reduce the amount of principal or interest received or receivable by Lender with respect to such Loans. Said additional costs and/or reductions will be those which directly result from the imposition of such requirement or condition on the making or maintaining of such Loans.

10.2

Corporate Existence. Borrower shall at all times preserve and maintain its: (i) existence and good standing in the jurisdiction of its organization; and (ii) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect), and shall at all times continue as a going concern in the business which Borrower is presently conducting.

10.3

Maintain Property. Borrower shall at all times maintain, preserve and keep its plants, properties and equipment, including, but not limited to, any Collateral, in good repair, working order and condition, normal wear and tear excepted, and shall from time to time, as Borrower deems appropriate in its reasonable judgment, make all needful and proper repairs, renewals, replacements, and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained. Borrower shall permit Lender to examine and inspect such plant, properties and equipment, including, but not limited to, any Collateral, at all reasonable times upon reasonable notice during business hours. During the continuance of any Event of Default, Lender shall, at Borrower’s expense, have the right to make additional inspections without providing advance notice.

10.4

Maintain Insurance.

Borrower shall at all times insure and keep insured with insurance companies acceptable to Lender, all insurable property owned by Borrower which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from environmental, fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers’, public and professional liability risks. Prior to the date of the funding of any Loans under this Agreement, Borrower shall deliver to Lender a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section. All such policies of insurance must be satisfactory to Lender in relation to the amount and term of the Obligations and type and value of the Collateral and assets of Borrower, shall identify Lender as sole/lender’s loss payee and as an additional insured. In the event Borrower fail to provide Lender with evidence of the insurance coverage required by this Section or at any time hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay any premium in whole or in part relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may at any time (but shall be under no obligation to so act), obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto, which Lender deems advisable. This insurance coverage: (i) may, but need not, protect Borrower’s interest in such property, including, but not limited to, the Collateral; and (ii) may not pay any claim made by, or against, Borrower in connection with such property, including, but not limited to, the Collateral. Borrower may later cancel any such insurance purchased by Lender, but only after providing Lender with evidence that the insurance coverage required by this Section is in force. The costs of such insurance obtained by Lender, through and including the effective date such insurance coverage is canceled or expires, shall be payable on demand by Borrower to Lender, together with interest at the Default Rate on such amounts until repaid and any other charges by Lender in connection with the placement of such insurance. The costs of such insurance, which may be greater than the cost of insurance which Borrower may be able to obtain on its own, together with interest thereon at the Default Rate and any other charges by Lender in connection with the placement of such insurance may be added to the total Obligations due and owing to the extent not paid by Borrower.

10.5

Tax Liabilities.

(a)

Borrower shall at all times pay and discharge all property, income and other taxes, assessments and governmental charges upon, and all claims (including claims for labor, materials and supplies) against Borrower or any of its properties, Equipment or Inventory, before the same shall become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are being maintained.

(b)

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes imposed by the State of Florida in connection with the execution of this Agreement, the Security Agreement and the Revolving Note.

10.6

ERISA Liabilities; Employee Plans. Borrower shall: (i) keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without liability to Borrower; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the standards of ERISA, including the minimum funding standards of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee  Plans;  (iv)  notify  Lender  immediately  upon  receipt  by  Borrower  of  any  notice concerning the imposition of any withdrawal liability or of the institution of any Proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; (v) promptly advise Lender of the occurrence of any “Reportable Event” or “Prohibited Transaction” (as such terms are defined in ERISA), with respect to any such Employee Plans; and (vi) amend any Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 to the extent necessary to keep the Employee Plan qualified, and to cause the Employee Plan to be administered and operated in a manner that does not cause the Employee Plan to lose its qualified status.

10.7

Financial  Statements.

Borrower shall, and Borrower shall cause any of its Subsidiaries to, at all times maintain a system of accounting capable of producing its individual and consolidated financial statements in compliance with GAAP (provided that monthly financial statements shall not be required to have footnote disclosure, are subject to normal year- end adjustments and need not be consolidated), and shall furnish to Lender or its authorized representatives such information regarding the business affairs, operations and financial condition of Borrower as Lender may from time to time request or require, including:

(a)

If the Revolving Loan Maturity Date is extended beyond the original term, as soon as available, and in any event, within ninety (90) days after the close of each fiscal year, a copy of the annual audited financial statements of Borrower, including balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal year then ended, in reasonable detail, prepared and reviewed by an independent certified public accountant reasonably acceptable to Lender, containing an unqualified opinion of such accountant;

(b)

as soon as available, and in any event, within sixty (60) days after the close of each fiscal quarter, a copy of the quarterly financial statements of Borrower, including balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal year then ended, in reasonable detail, prepared and certified as accurate in all material respects by the President or Chief Financial Officer of Borrower;

(c)

as soon as available, and in any event, within thirty (30) days following the end of each calendar month, a consolidated cash flow report of the Borrower for the month then ended, in reasonable detail, prepared and certified as accurate in all material respects by the President or Chief Financial Officer of Borrower.

No change with respect to such accounting principles shall be made by Borrower without giving prior notification to Lender. Borrower represents and warrants to Lender that the financial statements delivered to Lender at or prior to the execution and delivery of this Agreement and to be delivered at all times thereafter accurately reflect and will accurately reflect the financial condition of Borrower in all material respects. Lender shall have the right at all times (and on reasonable notice so long as there then does not exist any Event of Default) during business hours to inspect the books and records of Borrower and make extracts therefrom. Borrower shall at all times comply with all reporting requirements of the SEC and the Principal Trading Market to the extent applicable.

Borrower agrees to advise Lender immediately, in writing, of the occurrence of any Material Adverse Effect, or the occurrence of any event, circumstance or other happening that could be reasonably expected to lead to or become a Material Adverse Effect.

10.8

Additional Reporting Requirements. Borrower shall provide the following reports and statements to Lender as follows:

(a)

On or prior to the Closing Date, Borrower shall provide to Lender an income statement or profit and loss statement showing actual results of the Borrower’s consolidated operations for the prior twelve (12) months, as well as an income statement projection showing, in reasonable detail, the Borrower’s income statement projections for the twelve  (12)  calendar  months  following  the  Closing  Date  (the  “Income  Projections”). In addition, on the first (1st) day of every calendar month after the Closing Date, the Borrower shall provide to Lender a report comparing the Income Projections to actual results. Any variance in the Income Projections to actual results that is more than ten percent (10%) (either above or below) will require the Borrower to submit to Lender written explanations as to the nature and circumstances for the variance.

(b)

On the first (1st) day of every calendar month after the Closing Date, the Borrower shall provide to Lender a report comparing the use of the proceeds of the Revolving Loans set forth in the Use of Proceeds Confirmation, with the actual use of such proceeds. Any variance in the actual use of such proceeds from the amounts set forth in the approved Use of proceeds Confirmation will require the Borrower to submit to Lender written explanations as to the nature and circumstances for the variance.

(c)

Borrower shall submit to Lender true and correct copies of all bank statements received by Borrower within five (5) days after such Borrower’s receipt thereof from its bank.

(d)

Promptly upon receipt thereof, Borrower shall provide to Lender copies of interim and supplemental reports, if any, submitted to Borrower by independent accountants in connection with any interim audit or review of the books of Borrower.

10.9

Aged Accounts/Payables Schedules. If Borrower requires draws from the facility contemplated hereby at least once a week, then Borrower shall, on the first (1st) and fifteenth (15th) day of each and every calendar month, deliver to Lender an aged schedule of the Accounts of Borrower, listing the name and amount due from each Customer and showing the aggregate amounts due from: (i) 0-30 days; (ii) 31-60 days; (iii) 61-90 days; (iv) 91-120 days; and (v) more than 120 days, and certified as accurate by the Chief Financial Officer or the President of Borrower. If, however, Borrower requires draws from the facility contemplated hereby less than once a week, then the aged schedule of Accounts required by the immediately preceding sentence shall be required to be delivered within five (5) days after the end of each consecutive calendar month during the term hereof. Borrower shall, within five (5) days after the end of each calendar month, deliver to Lender an aged schedule of the accounts payable of Borrower, listing the name and amount due to each creditor and showing the aggregate amounts due from: (v) 0-30 days; (w) 31-60 days; (x) 61-90 days; (y) 91-120 days; and (z) more than 120 days, and certified as accurate by the Chief Financial Officer or the President of Borrower.

10.10

Failure to Provide Reports. If at any time during the term of this Agreement, Borrower shall fail to timely provide any reports required to be provided by Borrower to Lender under this Agreement or any other Loan Document, in addition to all other rights and remedies that Lender may have under this Agreement and the other Loan Documents, Lender shall have the right to require, at each instance of any such failure, upon written notice to Borrower, that the Borrower redeem Advisory Fee Shares, for Dollars, in an amount equal to 8.33% of the Advisory Fee, which cash redemption payment shall be due and payable by wire transfer to an account designated by Lender within five (5) Business Days from the date the Lender delivers such redemption notice to the Borrower.

10.11

Covenant Compliance. Borrower shall, within thirty (30) days after the end of each calendar month, deliver to Lender a Compliance Certificate showing compliance by Borrower with the covenants therein, and certified as accurate by the President or Chief Financial Officer of Borrower.

10.12

Continued Due Diligence/Field Audits. Borrower acknowledges that during the term of this Agreement, Lender and its agents and representatives undertake ongoing and continuing due diligence reviews of Borrower and its business and operations. Such ongoing due diligence reviews may include, and Borrower does hereby allow Lender, to conduct site visits and field examinations of the office locations of Borrower and the assets and records of Borrower, the results of which must be satisfactory to Lender in Lender’s sole and absolute discretion. In this regard, in order to cover Lender’s expenses of the ongoing due diligence reviews and any site visits or field examinations which Lender may undertake from time to time while this Agreement is in effect, the Borrower shall pay to Lender, within five (5) Business Days after receipt of an invoice or demand therefor from Lender, a fee of up to $4,000 per year (based on four (4) expected filed audits and ongoing due diligence of $1,000 per audit) to cover such ongoing expenses. Failure to pay such fee as and when required shall be deemed an Event of Default under this Agreement and all other Loan Documents. The foregoing notwithstanding, from and after the occurrence of an Event of Default or any event which with notice, lapse of time or both, would become an Event of Default, Lender may conduct site visits, field examinations and other ongoing reviews of Borrower’s records, assets and operations at any time, in its sole discretion, without any limitations in terms of number of site visits or examinations and without being limited to the fee hereby contemplated, all at the sole expense of Borrower.

10.13

Notice and Other Reports. Borrower shall provide prompt written notice to Lender if at any time Borrower fails to comply with any of the covenants in Section 11 herein. In addition, Borrower shall, within such period of time as Lender may reasonably specify, deliver to Lender such other schedules and reports as Lender may reasonably require.

10.14

Collateral Records. Borrower shall, and Borrower shall cause any of its Subsidiaries to, keep full and accurate books and records relating to the Collateral and shall mark such books and records to indicate Lender’s Lien in the Collateral including placing a legend, in form and content reasonably acceptable to Lender, on all Chattel Paper created by Borrower indicating that Lender has a Lien in such Chattel Paper.

10.15

Notice of Proceedings. Borrower shall, promptly, but not more than five (5) days after knowledge thereof shall have come to the attention of any officer of Borrower, give written notice to Lender of all threatened or pending actions, suits, and Proceedings before any Governmental Agency or other administrative agency, or before or involving any other Person, which may have a Material Adverse Effect.

10.16

Notice of Default. Borrower shall, promptly, but not more than five (5) days after the commencement thereof, give notice to Lender in writing of the occurrence of an Event of Default or of any event which, with the lapse of time, the giving of notice or both, would constitute an Event of Default hereunder.

10.17

Environmental Matters. If any release or threatened release or other disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of Borrower or any Subsidiary or Affiliate of Borrower, Borrower shall cause the prompt containment and/or removal of such Hazardous Substances and the remediation and/or operation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, Borrower shall comply with any Federal or state judicial or administrative order requiring the performance at any real property of Borrower of activities in response to the release or threatened release of a Hazardous Substance. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, Borrower shall dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.

10.18

Reporting Status; Listing. The Issuing Borrower shall, within ninety (90) days from the Closing Date (the “Reporting Date”), provide to Lender a complete set of audited financial statements of the Borrower and all of its Subsidiaries, if any, in a form and content as required by the SEC for fully reporting companies. In addition, by the Reporting Date, the Borrower shall have become a full reporting company required to file periodic reports with the SEC under the Exchange Act, and have its Common Stock registered with the SEC under Section 12 of the Exchange Act, and provide to Lender evidence acceptable to the Lender of compliance with each of the foregoing requirements. In addition, immediately after the Reporting Date, the Borrower shall obtain approval for the listing and quotation of the Common Stock on the OTC Bulletin Board, or another Principal Trading Market more senior and established than the OTC Pink Sheets and approved by Lender, and to have such Common Stock trading in such Principal Trading Market. In that regard, the Borrower shall file all required applications, reports, statements and all other documents, and pay all required fees and costs, necessary or required in order for the Borrower to accomplish the foregoing requirements. Once the Borrower becomes a fully reporting company with the SEC, then so long as Lender owns, legally or beneficially, or has the right to receive, any shares of Common Stock, the Borrower shall: (i) file in a timely manner all reports required to be filed under the Securities Act, the Exchange Act or any securities laws and regulations thereof applicable to the Borrower of any state of the United States or any foreign jurisdiction, or by the rules and regulations of the Principal Trading Market, and, to provide a copy thereof to the Lender promptly after such filing; (ii) not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination;  (iii)  if  required  by  the  rules  and  regulations  of  the  Principal  Trading  Market, promptly secure the listing of the Advisory Fee Shares or any other shares of Common Stock issuable to Lender under any of the Loan Documents upon the Principal Trading Market (subject to official notice of issuance) and, take all reasonable action under its control to maintain the continued listing, quotation and trading of its Common Stock (including, without limitation, the Advisory Fee Shares or any other shares of Common Stock issuable to Lender under any of the Loan Documents) on the Principal Trading Market, and the Borrower shall comply in all respects with the Borrower’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market, the Financial Industry Regulatory Authority, Inc. and such other Governmental Authorities, as applicable. The Borrower shall promptly provide to Lender copies of any notices it receives from the SEC or any Principal Trading Market, to the extent any such notices could in any way have or be reasonably expected to have a Material Adverse Effect.

10.19

Rule 144. With a view to making available to Lender the benefits of Rule 144 under the Securities Act (“Rule 144”), or any similar rule or regulation of the SEC that may at any time permit Lender to sell any of the Advisory Fee Shares or any other shares of Common Stock issuable to Lender under any of the Loan Documents to the public without registration, the Borrower represents and warrants that: (i) in accordance with Section 10.18 above, the Borrower shall become a reporting company with the SEC and become a company subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act by no later than the Reporting Date; (ii) once the Borrower becomes a reporting company with the SEC, the Borrower will file all required reports under Section 13 or 15(d) of the Exchange Act, as applicable; and (iii) the Borrower is not an issuer defined as a “Shell Company” (as hereinafter defined). For the purposes hereof, the term “Shell Company” shall mean an issuer that meets that description defined under Rule 144. In addition, from and after the Reporting Date, and thereafter for so long as Lender owns, legally or beneficially, or has the right to receive, any shares of Common Stock, the Borrower shall, at its sole expense:

(a)

Make, keep and ensure that adequate current public information with respect to the Borrower, as required in accordance with Rule 144, is publicly available;

(b)

furnish to the Lender, promptly upon reasonable request: (A) a written statement by the Borrower that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; and (b) such other information as may be reasonably requested by Lender to permit the Lender to sell the Advisory Fee Shares or any other shares of Common Stock issuable to Lender under any of the Loan Documents pursuant to Rule 144 without limitation or restriction; and

(c)

promptly at the request of Lender, give the Transfer Agent instructions to the effect that, upon the Transfer Agent’s receipt from Lender of a certificate (a “Rule 144 Certificate”) certifying that Lender’s holding period (as determined in accordance with the provisions of Rule 144) for any shares of Common Stock owned by Lender from time to time which Lender proposes to sell (or any portion of such shares which Lender is not presently selling, but for which Lender desires to remove any restrictive legends applicable thereto) (the “Securities Being Sold”) is not less than six (6) months, and receipt by the Transfer Agent of the “Rule 144 Opinion” (as hereinafter defined) from the Borrower or its counsel (or from Lender and its counsel as permitted below), the Transfer Agent is to effect the transfer (or issuance of a new certificate without restrictive legends, if applicable) of the Securities Being Sold and issue to Lender or transferee(s) thereof one or more stock certificates representing the transferred (or re-issued) Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent’s books and records. In this regard, upon Lender’s request, the Borrower shall have an affirmative obligation to cause its counsel to promptly issue to the Transfer Agent a legal opinion providing that, based on the Rule 144 Certificate, the Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective registration statement, or re-issued without any restrictive legends pursuant to the provisions of Rule 144, even in the absence of an effective registration statement (the “Rule 144 Opinion”). If the Transfer Agent requires any additional documentation in connection with any proposed transfer (or re-issuance) by Lender of any Securities Being Sold, the Borrower shall promptly deliver or cause to be delivered to the Transfer Agent or to any other Person, all such additional documentation as may be necessary to effectuate the transfer (or re-issuance) of the Securities Being Sold and the issuance of an unlegended certificate to any such Lender or any transferee thereof, all at the Borrower’s expense. Any and all fees, charges or expenses, including, without limitation, attorneys’ fees and costs, incurred by Lender in connection with issuance of any such shares, or the removal of any restrictive legends thereon, or the transfer of any such shares to any assignee of Lender, shall be paid by the Borrower, and if not paid by the Borrower, the Lender may, but shall not be required to, pay any such fees, charges or expenses, and the amount thereof, together with interest thereon at the highest non-usurious rate permitted by law, from the date of outlay, until paid in full, shall be due and payable by the Borrower to Lender immediately upon demand therefor, and all such amounts advanced by the Lender shall be additional Obligations due under this Agreement and the Revolving Note and secured under the Loan Documents. In the event that the Borrower and/or its counsel refuses or fails for any reason to render the Rule 144 Opinion or any other documents, certificates or instructions required to effectuate the transfer (or re-issuance) of the Securities Being Sold and the issuance of an unlegended certificate to any such Lender or any transferee thereof, then: (A) to the extent the Securities Being Sold could be lawfully transferred (or re-issued) without restrictions under applicable laws, Borrower’s failure to promptly provide the Rule 144 Opinion or any other documents, certificates or instructions required to effectuate the transfer (or re-issuance) of the Securities Being Sold and the issuance of an unlegended certificate to any such Lender or any transferee thereof shall be an immediate Event of Default under this Agreement and all other Loan Documents; and (B) the Borrower hereby agrees and acknowledges that Lender is hereby irrevocably and expressly authorized to have counsel to Lender render any and all opinions and other certificates or instruments which may be required for purposes of effectuating the transfer (or re-issuance) of the Securities Being Sold and the issuance of an unlegended certificate to any such Lender or any transferee thereof, and the Borrower hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Borrower, transfer or re-issue any such Securities Being Sold as instructed by Lender and its counsel.

10.20

Reservation of Shares. The Borrower shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Revolving Note in accordance with its terms, or the issuance of Common Stock under the terms of this Agreement from time to time (the “Share Reserve”). If at any time the Share Reserve is insufficient to effect the full conversion of the Revolving Note then outstanding, or to issue Common Stock under the terms of this Agreement from time to time, the Borrower shall increase the Share

Reserve accordingly. If the Borrower does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Borrower shall call and hold a special meeting of the shareholders within forty-five (45) days of such occurrence, or take action by the written consent of the holders of a majority of the outstanding shares of Common Stock, if possible, for the sole purpose of increasing the number of shares authorized. Borrower’s management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized.

10.21

Subsidiaries. Any Subsidiary which is formed or acquired or otherwise becomes a Subsidiary of Borrower following the date hereof, within five (5) Business Days of such event, shall become an additional Borrower hereto, and the Borrower shall take any and all actions necessary or required by Lender to cause said Subsidiary to execute a counterpart to this Agreement and any and all other documents which the Lender shall require, including causing such party to execute those documents contained in Section 3.12 hereof.

11.

FINANCIAL COVENANTS.

11.1

Positive EBITDA. Borrower shall at all times cause a positive EBITDA to be maintained.

11.2

Revenue Covenant. For each calendar quarter while this Agreement remains in effect, Borrower shall have sales revenues that are not less than seventy-five percent (75%) of the sales revenues shown on the most recent of the Financial Statements for such corresponding quarter.

12.

EVENTS OF DEFAULT.

Borrower, without notice or demand of any kind (except as specifically provided in this Agreement), shall be in default under this Agreement upon the occurrence of any of the following events (each an “Event of Default”):

12.1

Nonpayment of Obligations. Any amount due and owing on the Revolving Note or any of the Obligations, whether by its terms or as otherwise provided herein, is not paid on the date such amount is due.

12.2

Misrepresentation. Any written warranty, representation, certificate or statement of Borrower in this Agreement, the Loan Documents or any other agreement with Lender shall be false or misleading in any material respect when made or deemed made.

12.3

Nonperformance. Any failure to perform or default in the performance of any covenant, condition or agreement contained in this Agreement (not otherwise addressed in this Article 12), which failure to perform or default in performance continues for a period of fifteen

(15) days after Borrower receives notice or knowledge from any source of such failure to perform or default in performance (provided that if the failure to perform or default in performance is not capable of being cured, in Lender’s reasonable discretion, then the cure period set forth herein shall not be applicable and the failure or default shall be an immediate Event of Default hereunder).

12.4

Default  under  Loan  Documents.

Any failure to perform or default in the performance by Borrower that continues after applicable grace and cure periods under any covenant, condition or agreement contained in any of the other Loan Documents or any other agreement with Lender, all of which covenants, conditions and agreements are hereby incorporated in this Agreement by express reference.

12.5

Default under Other Obligations. Any default by Borrower in the payment of principal, interest or any other sum for any other obligation beyond any period of grace provided with respect thereto or in the performance of any, other term, condition or covenant contained in any agreement (including, but not limited to, any capital or operating lease or any agreement in connection with the deferred purchase price of property), the effect of which default is to cause or permit the holder of such obligation (or the other party to such other agreement) to cause such obligation or agreement to become due prior to its stated maturity, to terminate such other agreement, or to otherwise modify or adversely affect such obligation or agreement in a manner that could have a Material Adverse Effect on Borrower.

12.6

Assignment for Creditors.

Borrower makes an assignment for the benefit of creditors, fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of Borrower is applied for or appointed, and in the case of such trustee being appointed in a Proceeding brought against Borrower, Borrower, by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment and such appointment is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the date of such appointment.

12.7

Bankruptcy. Any Proceeding involving Borrower, is commenced by or against Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any such Proceeding being instituted against Borrower: (i) Borrower, by any action or failure to act, indicates its approval of, consent to or acquiescence therein; or (ii) an order shall be entered approving the petition in such Proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the entry thereof.

12.8

Judgments. The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any Lien against the property of Borrower for an amount in excess of $50,000 and which is not fully covered by insurance and such judgment or other process would have a Material Adverse Effect, unless such judgment or other process shall have been, within sixty (60) days from the entry thereof: (i) bonded over to the satisfaction of Lender and appealed; (ii) vacated; or (iii) discharged.

12.9

Material Adverse Effect. A Material Adverse Effect shall occur.

12.10

Change in Control. Except as permitted under this Agreement, any Change in Control shall occur; provided, however, a Change in Control shall not constitute an Event of Default if: (i) it arises out of an event or circumstance beyond the reasonable control of Borrower (for example, but not by way of limitation, a transfer of ownership interest due to death or incapacity); and (ii) within sixty (60) days after such Change in Control, Borrower provides

Lender with information concerning the identity and qualifications of the individual or individuals who will be in Control, and such individual or individuals shall be acceptable to Lender, in Lender’s sole discretion.

12.11

Collateral Impairment.

The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any Lien against, any of the Collateral or any collateral under a separate security agreement securing any of the Obligations, and such judgment or other process shall not have been, within thirty (30) days from the entry thereof: (i) bonded over to the satisfaction of Lender and appealed; (ii) vacated; or (iii) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any of the Collateral or any of the Collateral under any security agreement securing any of the Obligations, or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in the sole opinion of Lender acting in good faith, to become unsatisfactory as to value or character, or which causes Lender to reasonably believe that it is insecure and that the likelihood for repayment of the Obligations is or will soon be impaired, time being of the essence. The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by Borrower to do any act deemed reasonably necessary by Lender to preserve and maintain the value and collectability of the Collateral.

12.12

Adverse Change in Financial Condition.

The determination in good faith by Lender that a material adverse change has occurred in the financial condition or operations of the Borrower, or the Collateral, which change could have a Material Adverse Effect, or otherwise adversely affect the prospect for Lender to fully and punctually realize the full benefits conferred on Lender by this Agreement, or the prospect of repayment of all Obligations.

12.13

Adverse Change in Value of Collateral.

The determination in good faith by Lender that the security for the Obligations is or has become inadequate.

12.14

Prospect of Payment or Performance. The determination in good faith by Lender that the prospect for payment or performance of any of the Obligations is impaired for any reason.

13.

REMEDIES.

(a)

Upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights, powers and remedies set forth in the Loan Documents, in any written agreement or instrument (other than this Agreement or the Loan Documents) relating to any of the Obligations or any security therefor, or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Lender may, at its option, upon the occurrence and during the continuance of an Event of Default, declare its commitments to Borrower to be terminated and all Obligations to be immediately due and payable; provided, however, that upon the occurrence of an Event of Default under either Section 12.6, “Assignment for Creditors”, or Section 12.7, “Bankruptcy”, all commitments of Lender to Borrower shall immediately terminate and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of Lender. The Borrower hereby waives any and all presentment,  demand,  notice  of  dishonor,  protest,  and  all  other  notices  and  demands  in connection with the enforcement of Lender’s rights under the Loan Documents, and hereby consents to, and waives notice of release, with or without consideration, of the Borrower or of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary.

(b)

No Event of Default shall be waived by Lender, except and unless such waiver is in writing and signed by Lender. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of Lender to exercise any remedy available to Lender in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Borrower agrees that in the event that Borrower fails to perform, observe or discharge any of its Obligations or liabilities under this Agreement, the Revolving Note, and other Loan Documents, or any other agreements with Lender, no remedy of law will provide adequate relief to Lender, and further agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(c)

Upon the occurrence of an Event of Default, in addition to any other rights or remedies the Lender may have under the Loan Documents or applicable law, the Lender shall have the right, but not the obligation, to cause the Confession of Judgment to be entered into a court of competent jurisdiction, provided, however, that the Lender shall give the Borrower ten

(10) days written notice of its intent to file the Confession of Judgment, during which period the Borrower shall have the opportunity to cure the applicable defaults (except that such notice and cure period shall not be applicable in connection with any monetary default).

14.

MISCELLANEOUS.

14.1

Obligations Absolute.

None of the following shall affect the Obligations of Borrower to Lender under this Agreement or Lender’s rights with respect to the Collateral:

(a)

acceptance or retention by Lender of other property or any interest in property as security for the Obligations;

(b)

release by Lender of all or any part of the Collateral or of any party liable with respect to the Obligations (other than Borrower);

(c)

release, extension, renewal, modification or substitution by Lender of the Revolving Note, or any note evidencing any of the Obligations; or

(d)

failure of Lender to resort to any other security or to pursue Borrower or any other obligor liable for any of the Obligations before resorting to remedies against the Collateral.

14.2

Entire Agreement. This Agreement and the other Loan Documents: (i) are valid, binding and enforceable against the Borrower and Lender in accordance with its provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties; and (iii) are the final expression of the intentions of the Borrower and Lender. No promises, either expressed or implied, exist between the Borrower and Lender, unless contained herein or in the Loan Documents. This Agreement and the Loan Documents supersede all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof.

14.3

Amendments; Waivers. No amendment, modification, termination, discharge or waiver of any provision of this Agreement or of the Loan Documents, or consent to  any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only for the specific purpose for which given.

14.4

WAIVER OF DEFENSES. THE BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE BORROWER MAY HAVE AS OF THE DATE HEREOF TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE BORROWER WAIVES ANY IMPLIED COVENANT OF GOOD FAITH AND RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS OF THE DATE OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

14.5

WAIVER   OF   JURY   TRIAL. LENDER AND BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTE, ANY LOAN DOCUMENT OR ANY OF THE OBLIGATIONS, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH LENDER AND BORROWER (OR EITHER GUARANTOR) ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

14.6

MANDATORY FORUM SELECTION. TO INDUCE LENDER TO  MAKE THE LOANS, BORROWER IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER LOAN DOCUMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION  AND  VENUE  OF  ANY  STATE  OR  FEDERAL  COURT  HAVING  ITS

SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTs THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER, AS SET FORTH HEREIN OR IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

14.7

Assignability. Lender may at any time assign Lender’s rights in this Agreement, the Revolving Note, any Loan Document, the Obligations, or any part thereof and transfer Lender’s rights in any or all of the Collateral, all without Borrower’s consent, and Lender thereafter shall be relieved from all liability with respect to such Collateral. In addition, Lender may at any time sell one or more participations in the Loans, all without Borrower’s consent. The Borrower may not sell or assign this Agreement, any Loan Document or any other agreement with Lender, or any portion thereof, either voluntarily or by operation of law, nor delegate any of its duties of obligations hereunder or thereunder, without the prior written consent of Lender, which consent may be withheld in Lender’s sole and absolute discretion. This Agreement shall be binding upon Lender and the Borrower and their respective legal representatives, successors and permitted assigns. All references herein to a Borrower shall be deemed to include any successors, whether immediate or remote. In the case of a joint venture or partnership, the term “Borrower” shall be deemed to include all joint venturers or partners thereof, who shall be jointly and severally liable hereunder.

14.8

Confidentiality. Each of the parties hereto shall keep confidential any information obtained from the other party (except information publicly available or in such party’s domain prior to disclosure of such information from the other party hereto, and except as required by applicable laws) and shall promptly return to the other party all schedules, documents, instruments, work papers and other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

14.9

Publicity.

Lender shall have the right to approve, before issuance, any press release or any other public statement with respect to the transactions contemplated hereby made by Borrower; provided, however, that Borrower shall be entitled, without the prior approval of Lender, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations. Notwithstanding the foregoing, Borrower shall use its best efforts to consult Lender in connection with any such press release or other public disclosure prior to its release and Lender shall be provided with a copy thereof upon release thereof. Lender shall have the right to make any press release with respect to the transactions contemplated hereby without Borrower’s approval. In addition, with respect to any press release to be made by Lender, Borrower hereby authorizes and grants blanket permission to Lender to include the Borrower’s stock symbol, if any, in any press releases. Borrower shall, promptly upon request, execute any additional documents of authority or permission as may be requested by Lender in connection with any such press releases.

14.10

Binding  Effect.

This Agreement shall become effective upon execution by Borrower and Lender.

14.11

Governing Law. Except in the case of the Mandatory Forum Selection Clause in Section 14.6 above, which clause shall be governed and interpreted in accordance with Florida law, this Agreement, the Loan Documents and the Revolving Note shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

14.12

Enforceability.

Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

14.13

Survival    of    Borrower’s    Representations.

All

covenants,

agreements, representations and warranties made by Borrower herein shall, notwithstanding any investigation by Lender, be deemed material and relied upon by Lender and shall survive the making and execution of this Agreement and the Loan Documents and the issuance of the Revolving Note, and shall be deemed to be continuing representations and warranties until such time as Borrower has fulfilled all of its Obligations to Lender, and Lender has been indefeasibly paid in full. Lender, in extending financial accommodations to Borrower, is expressly acting and relying on the aforesaid representations and warranties.

14.14

Extensions of Lender’s Commitment and the Revolving Note. This Agreement shall secure and govern the terms of any extensions or renewals of Lender’s commitment hereunder and the Revolving Note pursuant to the execution of any modification, extension or renewal note executed by Borrower and accepted by Lender in its sole and absolute discretion in substitution for the Revolving Note.

14.15

Time of Essence. Time is of the essence in making payments of all amounts due Lender under this Agreement and in the performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement.

14.16

Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

14.17

Electronic Signatures. Lender is hereby authorized to rely upon and accept as an original any Loan Documents or other communication which is sent to Lender by facsimile, telegraphic or other electronic transmission (each, a “Communication”) which Lender in good faith believes has been signed by Borrower and has been delivered to Lender by a properly authorized representative of Borrower, whether or not that is in fact the case. Notwithstanding the foregoing, Lender shall not be obligated to accept any such Communication as an original and may in any instance require that an original document be submitted to Lender in lieu of, or in addition to, any such Communication.

14.18

Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and in each case properly addressed to the party to receive the same in accordance with the information below, and will be deemed to have been delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a Business Day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following Business Day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation) that the notice  has  been  received  by  the  other party. The addresses and facsimile numbers for such communications shall be as set forth below, unless such address or information is changed by a notice conforming to the requirements hereof. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances:

If to any Borrower:

The Directory.com, Inc.

15100 Hutchison Rd., Suite 125

Tampa, FL 33625

Attention: Mr. Scott Gallagher, CEO Telephone:(727) 417-7807

E-Mail:

sg@thedirectory.com

If to the Investor:

TCA Global Credit Master Fund, LP 1404 Rodman Street

Hollywood, Florida 33020 Attention: Robert Press, Director Telephone:(786) 323-1650

Facsimile: (786) 323-1651

E-Mail:

bpress@tcaglobalfund.com

With a Copy to:

David Kahan, P.A.

6420 Congress Ave., Suite 1800 Boca Raton, Florida 33487 Telephone:(561) 672-8330

Facsimile: (561) 672-8301

E-Mail:

david@dkpalaw.com

14.19

Indemnification.

Borrower agrees to defend, protect, indemnify and hold harmless Lender and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each, a “Lender Indemnitee” and collectively, the “Lender Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Lender Indemnitee thereto), which may be imposed on, incurred by, or asserted against, any Lender Indemnitee (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Agreement and the Loan Documents, including, but not limited to, the making or issuance and management of the Loans, the use or intended use of the proceeds of the Loans, the enforcement of Lender’s rights and remedies under this Agreement, the Loan Documents, the Revolving Note, any other instruments and documents delivered hereunder, or under any other agreement between Borrower and Lender; provided, however, that Borrower shall not have any obligations hereunder to any Lender Indemnitee with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Lender Indemnitee. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Lender Indemnitee on demand, and, failing prompt payment, shall, together with interest thereon at the Default Rate from the date incurred by each Lender Indemnitee until paid by Borrower, be added to the Obligations of Borrower and be secured by the Collateral. The provisions of this Section shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

14.20

Release. In consideration of the mutual promises and covenants made herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Borrower hereby agrees to fully, finally and forever release and forever discharge and covenant not to sue Lender, and/or and its parent companies, subsidiaries, affiliates, divisions, and their respective attorneys, officers, directors, agents, shareholders, members, employees, predecessors, successors, assigns, personal representatives, partners, heirs and executors from any and all debts, fees, attorneys’ fees, liens, costs, expenses, damages, sums of money, accounts, bonds, bills, covenants, promises, judgments, charges, demands, claims, causes of action, suits, liabilities, expenses, obligations or contracts of any kind whatsoever, whether in law or in equity, whether asserted or unasserted, whether known or unknown, fixed or contingent, under statute or otherwise, from the beginning of time through the Closing Date, including, without limiting the generality of the foregoing, any and all claims relating to or arising out of any financing transactions, credit facilities, debentures, security agreements, and other agreements including, without limitation, each of the Loan Documents, entered into by Borrower with Lender and any and all claims that Borrower does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect their decision to enter into this Agreement or the related Loan Documents. The provisions of this Section shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

14.21

Interpretation.

If any provision in this Agreement requires judicial or similar interpretation, the judicial or other such body interpreting or construing such provision shall not apply the assumption that the terms hereof shall be more strictly construed against one party because of the rule that an instrument must be construed more strictly against the party which itself or through its agents prepared the same. The parties hereby agree that all parties and their agents have participated in the preparation hereof equally.

14.22

Compliance with Federal Law. The Borrower shall: (i) ensure that no Person who owns a controlling interest in or otherwise controls Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury, included in any Executive Orders or any other similar lists from any Governmental Authority; (ii) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, or any other similar national or foreign governmental regulations; and (iii) comply, and cause Borrower’s Subsidiaries to comply, with all applicable Lender Secrecy Act (“BSA”) laws and regulations, as amended. As required by federal law and Lender’s policies and practices, Lender may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts or establishing or continuing to provide services.

[REMAINDER OF PAGE LEFT BLANK, SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, Borrower and Lender have executed this Credit Agreement as of the date first above written.

BORROWER:

THE DIRECTORY.COM, INC.,

a Utah corporation

By:  /s/ Scott Gallagher

Name:  Scott Gallagher

Title:   COB/CEO

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:  TCA Global Credit Fund GP, Ltd.

Its:  General Partner

By:    /s/ Robert Press

Robert Press, Director

Exhibit A

FORM OF COMPLIANCE CERTIFICATE

TCA Global Credit Master Fund, LP

1404 Rodman Street

Hollywood, Florida 33020

Attention: Bob Press

Facsimile: 786-323-1651

Re:

THE DIRECTORY.COM, INC., a Utah corporation (the “Borrower”) Covenant Compliance Certificate for the Period Ending on, 2013 (the “Reporting Date”)

Dear Bob:

Reference is made to that certain Credit Agreement, dated as of August 30, 2013, but made effective as of October 1, 2013 (the “Credit Agreement”), by and between Borrower and TCA Global Credit Master Fund, LP (“Lender”).  Capitalized terms used, but not defined, herein shall have the respective meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 10.11 of the Credit Agreement, the undersigned, the President or other chief executive of the Borrower, hereby certifies to Lender that: (a) all representations and warranties in Section 7 of the Credit Agreement are true and correct as of the Reporting Date; (b) the undersigned has no knowledge of any default or Event of Default under the Credit Agreement or any other Loan Documents that has not been cured or waived, except as set forth on Schedule 1 attached hereto; (c) Borrower is in compliance with the financial covenants contained in Section 11 of the Credit Agreement; (d) to the best of the undersigned’s knowledge, Borrower has, in all material respects, observed and performed all of its other covenants and other agreements, and has satisfied every condition contained in the Credit Agreement and the other Loan Documents to be observed, performed or satisfied by it during the calendar month ending on the Reporting Date; (e) no changes, effects, impairments, or other events have occurred as of the Reporting Date that could be deemed a Material Adverse Effect; and (f) attached hereto as Schedule 2 are the computations necessary to determine that Borrower is in compliance with Section 11 of the Credit Agreement as of the Reporting Date referenced above.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

1

IN WITNESS WHEREOF, the undersigned President, Manager or other chief executive of each Borrower hereby certifies to the above as of the Reporting Date.

THE DIRECTORY.COM, INC.,

a Utah corporation

By:   /s/ Scott Gallagher

Name:  Scott Gallagher

Title:   CEO

2

Schedule 1 to Compliance Certificate

Events of Default

3

Schedule 2 to Compliance Certificate

1.

Positive EBITDA (Section 11.1)

As of the Reporting Date:

(a)

Borrower is required to have a positive EBITDA.

(b)

Borrower’s EBITDA as of the Reporting Date is: [$_________ ].

(c)

Borrower [is/is not] in compliance with the applicable EBITDA requirement set forth in Section 11.1 of the Credit Agreement.

Please provide calculations below or on an attached sheet.

2.

Revenue Covenant (Section 11.2):

As of the Reporting Date:

(a)

For each calendar quarter while the Credit Agreement remains in effect, Borrower is required to have sales revenues that are not less than seventy-five percent (75%) of the sales revenues shown for the corresponding calendar quarter in the most recent Financial Statements.

(b)

Borrower hereby certifies that as of the Reporting Date, Borrower’s sales revenues are $______, and based on such numbers and expected revenue through the end of the quarter, Borrower [expects/does not expect] to be in compliance with the revenue covenant set forth in Section 11.2 of the Credit Agreement as of the end of the next upcoming calendar quarter.

Please provide calculations below or on an attached sheet.

4

Exhibit B

Form of Confession of Judgment

____________________________ (_____)

____________________________

____________________________

____________________________

Telephone: (___)  _________________

Facsimile (___)  __________________

______________________________

______________________________

______________________________

TCA GLOBAL CREDIT MASTER FUND,	)
LP, a Cayman Island limited partnership,	) JUDGEMENT BY CONFESSION
)
Plaintiff,	)
) Case No. ___________
vs.	)
)
THE DIRECTORY.COM, INC., a Utah	) Judge ______________
corporation	)
)
)
Defendant.	)

5

Exhibit C

Form of Revolving Note

NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE TO THE HOLDER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(B)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITES STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

REVOLVING NOTE

$1,300,000.00	Issuance Date: as of August 30, 2013 Effective Date: as of October 1, 2013 Maturity Date: April 1, 2014

FOR  VALUE  RECEIVED,  THE  DIRECTORY.COM,  INC.,  a  Utah  corporation, whose address is 15100 Hutchison Rd., Suite 125, Tampa, FL 33625 (the “Borrower”), promises to pay to the order of TCA GLOBAL CREDIT MASTER FUND, LP (hereinafter, together with any holder hereof, “Lender”), whose address is 1404 Rodman Street, Hollywood, Florida 33020, on or before April 1, 2014 (the “Revolving Loan Maturity Date”), the lesser of: (i) ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,300,000.00); or (ii) the aggregate principal amount of all Revolving Loans outstanding under and pursuant to that certain Credit Agreement dated as of August 30, 2013, but made effective as of October 1, 2013, executed by and among Borrower and Lender, as amended from time to time (as amended, supplemented or modified from time to time, the “Credit Agreement”), and made available by Lender to Borrower at the maturity or maturities and in the amount or amounts stated on the records of Lender, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Revolving Loans outstanding from time to time, as provided in the Credit Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

This Revolving Note (“Note”) evidences the Revolving Loans incurred by Borrower under and pursuant to the Credit Agreement, to which reference is hereby made for a statement

1

of the terms and conditions under which the Revolving Loan Maturity Date or any payment hereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in the Credit Agreement and the Security Agreement, of even date herewith, executed by and between Borrower and Lender. All Revolving Loans shall be repaid by Borrower on the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of the Credit Agreement.

Principal and interest shall be paid to Lender as set forth in the Credit Agreement, or at such other place as the holder of this Note shall designate in writing to Borrower. Each Revolving Loan made by Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of Lender, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Credit Agreement, Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Note.

The Revolving Loans evidenced hereby have been made and/or issued and this Note has been delivered at Lender’s main office set forth above. This Note shall be governed and construed in accordance with the laws of the State of Nevada, and shall be binding upon Borrower and its legal representatives, successors, and assigns. Wherever possible, each provision of the Credit Agreement and this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement or this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Credit Agreement or this Note.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require Borrower, or any person liable for the payment of this Note, to pay interest in an amount or at a rate grater than the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest. Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Note, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof. Lender shall make adjustments in the Note or Credit Agreement, as applicable, as necessary to ensure that Borrower will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance. Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Note, it being the intent of the parties hereto that under no circumstances shall

2

Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

THE HOLDER IS A NON-U.S. PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD OR RESOLD ONLY TO NON-U.S. PERSONS. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW.

Conversion of Note. At any time and from time to time while this Note is outstanding, but only upon the occurrence of an Event of Default under the Credit Agreement or any other Loan Documents, this Note may be, at the sole option of the Lender, convertible into shares of the common stock, par value $0.001 per share (the “Common Stock”) of Borrower, in accordance with the terms and conditions set forth below.

(a)

Voluntary Conversion. At any time while this Note is outstanding, but only upon the occurrence of an Event of Default under the Credit Agreement or any other Loan Documents, the Lender may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable hereunder or under the Credit Agreement (such total amount, the “Conversion Amount”) into shares of Common Stock of the Borrower (the “Conversion Shares”) at a price equal to: (i) the Conversion Amount (the numerator); divided by (ii) eighty-five percent (85%) of the lowest of the daily volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the Conversion Date, which price shall be indicated in the conversion notice (in the form attached hereto as Exhibit “A”, the “Conversion Notice”) (the denominator) (the “Conversion Price”). The Lender shall submit a Conversion Notice indicating the Conversion Amount, the number of Conversion Shares issuable upon such conversion, and where the Conversion Shares should be delivered.

(b)

The  Lender’s  Conversion  Limitations.

The Borrower shall not effect any conversion of this Note, and the Lender shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Lender, the Lender (together with the Lender’s Affiliates and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Lender shall have the right to request that the Borrower provide to the Lender a written statement of the percentage ownership of the Borrower’s Common Stock that would be beneficially owned by the Lender and its Affiliates in the Borrower if the Lender converted such portion of this Note then intended to be converted by Lender.  The Borrower shall, within two (2) Business Days of such request, provide Lender with the requested information in a written statement, and the Lender shall be entitled to rely on such written statement from the Borrower in issuing its Conversion Notice and ensuring that its ownership of the Borrower’s Common Stock is not in excess of the Beneficial Ownership Limitation. The restriction described in this Section may be waived by Lender, in whole or in part, upon notice from the Lender to the Borrower to increase such percentage.

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For purposes of this Note, the “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The limitations contained in this Section shall apply to a successor holder of this Note. For purposes of this Note, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(c)

Mechanics of Conversion.  The conversion of this Note shall be conducted in the following manner:

(1)

To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Lender (the “Conversion Date”), the Lender shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Borrower (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Borrower’s transfer agent).

(2)

Borrower’s Response.

Upon receipt by the Borrower of a copy of a Conversion Notice, the Borrower shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Lender indicating that the Borrower will process such Conversion Notice in accordance with the terms herein. In the event the Borrower fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Lender shall have the absolute and irrevocable right and authority to deliver the fully executed Conversion Notice to the Borrower’s transfer agent, and pursuant to the terms of the Credit Agreement, the Borrower’s transfer agent shall issue the applicable Conversion Shares to Lender as hereby provided. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), provided that the Borrower’s transfer agent is participating in the Depository Trust Borrower (“DTC”) Fast Automated Securities Transfer (“FAST”) program, the Borrower shall cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Credit Agreement, the Lender may request and require the Borrower’s transfer agent to) electronically transmit the applicable Conversion Shares to which the Lender shall be entitled by crediting the account of the Lender’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Lender of such delivery. In the event that the Borrower’s transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Credit Agreement, the Lender may request and require the Borrower’s transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Lender, or its designees, for the number of Conversion Shares to which the Lender shall be entitled. To effect conversions hereunder, the Lender shall not be required to physically surrender this Note to the Borrower unless the entire principal amount of this Note, plus all accrued and unpaid

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interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Lender and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Lender, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(3)

Record Lender. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(4)

Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Lender by the date required hereby, the Lender shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Borrower shall promptly return to the Lender any original Note delivered to the Borrower and the Lender shall promptly return to the Borrower the Common Stock certificates representing the principal amount of this Note unsuccessfully tendered for conversion to the Borrower.

(5)

Obligation Absolute; Partial Liquidated Damages. The Borrower’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach  or alleged breach by the Lender or any other person or entity of any obligation to the Borrower or any violation or alleged violation of law by the Lender or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Lender in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Lender. In the event the Lender of this Note shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Note, the Borrower may not refuse conversion based on any claim that the Lender or anyone associated or affiliated with the Lender has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Lender, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Borrower posts a surety bond for the benefit of the Lender in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Lender to the extent it obtains judgment. In the absence of such injunction, the Borrower shall issue Conversion Shares upon a properly noticed conversion. If the Borrower fails for any reason to deliver to the Lender such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Note, the Borrower shall pay to such Lender, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per day for each day after the date by which such certificates should have been delivered until such certificates

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are delivered. Nothing herein shall limit a Lender’s right to pursue actual damages or declare an Event of Default pursuant to the Credit Agreement, this Note or any agreement securing the indebtedness under this Note for the Borrower’s failure to deliver Conversion Shares within the period specified herein and such Lender shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Lender from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Lender from having the Conversion Shares issued directly by the Borrower’s transfer agent in accordance with the Credit Agreement, in the event for any reason the Borrower fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Lender upon exercise of Lender’s conversion rights hereunder.

(6)

Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Lender hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Borrower.

(d)

Make-Whole  Rights. Upon liquidation by the Holder of Conversion Shares issued pursuant to a Conversion Notice, provided that the Holder realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the “Realized Amount”), the Borrower shall issue to the Holder additional shares of the Borrower’s Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; minus (ii) the Realized Amount, as evidenced by a reconciliation statement from the Holder (a “Sale Reconciliation”) showing the Realized Amount from the sale of the Conversion Shares; divided by (iii) the average volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the date upon which the Holder delivers notice (the “Make-Whole Notice”) to the Borrower that such additional shares are requested by the Holder (the “Make-Whole Stock Price”) (such number of additional shares to be issued, the “Make-Whole Shares”). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make- Whole Shares requested, the Borrower shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth in Subsection (c)(2) above. Subsections (c)(3), (c)(4), (c)(5) and (c)(6) above shall be applicable to the issuance of the Make- Whole Shares. The Make-Whole Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Borrower’s Common Stock. Following the sale of the Make-Whole Shares by the Holder: (i) in the event that the Holder receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Holder shall deliver an additional Make-Whole Notice to the Borrower following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices shall continue until the Conversion Amount has been fully satisfied; (ii) in the event that the Holder received net proceeds from the sale of Make-Whole Shares in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

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(e)

Adjustments to Conversion Price.

(1)

Stock Dividends and Stock Splits. If the Borrower, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Borrower) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(2)

Fundamental Transaction. If, at any time while this Note is outstanding: (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person,

(ii)

the Borrower effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Note, the Lender shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Borrower shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Lender shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental Transaction shall issue to the Lender a new note consistent with the foregoing provisions and evidencing the Lender’s right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

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(3)

Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Borrower shall promptly deliver to Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4)

Notice to Allow Conversion by Lender. If: (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Lender at its last address as it shall appear upon the Borrower’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Lender is entitled to convert this Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Borrowers have executed this Note as of the date set forth

BORROWER:

THE DIRECTORY.COM, INC.

a Utah corporation

By:   /s/ Scott Gallagher

Name:  Scott Gallagher

Title:   COB/CEO

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EXHIBIT “A”

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the Revolving Note (the “Note”) of THE DIRECTORY.COM, INC., a Utah corporation (the “Borrower”), into shares of common stock, par value $0.001 per share (the “Common Shares”), of the Borrower in accordance with the conditions of the Note, as of the date written below.

Based solely on information provided by the Borrower to Holder, the undersigned represents and warrants to the Borrower that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, as specified under the Note.

Conversion calculations

Effective Date of Conversion: __________________________

Principal Amount and/or Interest to be Converted: ______________________

Number of Common Shares to be Issued: __________________________

[HOLDER]

By:  ____________________________________________________

Name: __________________________________________________

Title: ___________________________________________________

Address: ________________________________________________

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Exhibit D

Form of Security Agreement

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Security Agreement”) dated as of August 30, 2013, but made effective as of October 1, 2013, is executed by THE DIRECTORY.COM, INC., a Utah corporation (the “Debtor”), with its chief executive offices located at 15100 Hutchison Rd., Suite 125, Tampa, FL 33625, and TCA Global Credit Master Fund, LP (the “Secured Party”).

R E C I T A L S:

WHEREAS, Debtor desires to borrow funds and obtain financial accommodations from Secured Party pursuant to that certain Credit Agreement of even date herewith among Debtor and Secured Party (the “Credit Agreement”).

NOW, THEREFORE, in consideration of the credit extended now and in the future by Secured Party to the Debtor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

A G R E E M E N T S:

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DEFINITIONS.

1.1

Defined Terms. Capitalized terms used but not otherwise defined in this Security Agreement (including the Recitals) shall have the meanings ascribed to them in the Credit Agreement. For the purposes of this Security Agreement, the following capitalized words and phrases shall have the meanings set forth below.

(a)

“Capital Securities” shall mean, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the date hereof, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest.

(b)

“Collateral” shall have the meaning set forth in Section 2.1 hereof.

(c)

“Obligor” shall mean Debtor, or any other party liable with respect to the Obligations.

(d)

“Organizational Identification Number” means, with respect to Debtor, the organizational identification number assigned to Debtor by the applicable governmental unit or agency of the jurisdiction of organization of Debtor, if any.

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(e)

“Taxes” shall mean any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing.

(f)

“Unmatured Event of Default” shall mean any event which, with the giving of notice, the passage of time or both, would constitute an Event of Default.

1.2

Other Terms Defined in UCC.

All other capitalized words and phrases used herein and not otherwise specifically defined herein or in the Credit Agreement shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

1.3

Other Interpretive Provisions.

(a)

The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word “Debtor” shall be so construed.

(b)

Section and Schedule references are to this Security Agreement unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement.

(c)

The  term  “including”  is  not  limiting,  and  means  “including,  without limitation”.

(d)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”.

(e)

Unless otherwise expressly provided herein: (i) references to agreements (including this Security Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document; and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

(f)

To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Security Agreement, the provisions of this Security Agreement shall govern.

(g)

This Security Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

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2

SECURITY FOR THE OBLIGATIONS.

2.1

Security for Obligations. As security for the payment and performance of the Obligations, Debtor does hereby pledge, assign, transfer, deliver and grant to Secured Party, for its own benefit and as agent for its Affiliates, a continuing and unconditional first priority security interest in and to any and all property of Debtor, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, including the following (all of which property for Debtor, along with the products and proceeds therefrom, are individually and collectively referred to as the “Collateral”):

(a)

all property of, or for the account of, Debtor now or hereafter coming into the possession, control or custody of, or in transit to, Secured Party or any agent or bailee for Secured Party or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Obligations (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all cash, earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; and

(b)

the additional property of Debtor, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of Debtor’s books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of Debtor's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, identified and set forth as follows:

(i)

All Accounts and all goods whose sale, lease or other disposition by Debtor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Debtor, or rejected or refused by an Account Debtor;

 (ii)

All  Inventory,  including  raw  materials,   work-in-process  and finished goods;

(iii)

All goods (other than Inventory), including embedded software, Equipment, vehicles, furniture and Fixtures;

(iv)

All Software and computer programs;

(v)

All Securities, Investment Property, Financial Assets and Deposit Accounts, specifically including the Lock Box Account, and all funds at any time deposited therewith, and all funds and amounts reserved or held back by any Payment Processing Companies;

(vi)

All As-Extracted Collateral, Commodity Accounts, Commodity Contracts, and Farm Products;

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(vii)

All Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims and General Intangibles, including Payment Intangibles; and

(viii)

All real estate property owned by Debtor and the interest of Debtor in fixtures related to such real property;

(ix)

All Proceeds (whether Cash Proceeds or Non-cash Proceeds) of the foregoing property, including all insurance policies and proceeds of insurance payable by reason of loss or damage to the foregoing property, including unearned premiums, and of eminent domain or condemnation awards.

2.2

Possession and Transfer of Collateral. Until an Event of Default has occurred, but subject to Secured Party’s rights under the Credit Agreement (specifically with respect to Secured Party’s rights to use and apply money in the Lock Box Account), Debtor shall be entitled to possession and use of the Collateral (other than Instruments or Documents (including Tangible Chattel Paper and Investment Property consisting of certificated securities) and other Collateral required to be delivered to Secured Party pursuant to this Section 2). The cancellation or surrender of any promissory note evidencing an Obligation, upon payment or otherwise, shall not affect the right of Secured Party to retain the Collateral for any other of the Obligations, except upon payment in full of the Obligations. Debtor shall not sell, assign (by operation of law or otherwise), license, lease or otherwise dispose of, or grant any option with respect to any of the Collateral, except as permitted pursuant to the Credit Agreement.

2.3

Financing Statements. Debtor authorizes Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Collateral in favor of Secured Party, for its own benefit and as agent for its Affiliates, free and clear of all Liens and claims and rights of third parties whatsoever, except Permitted Liens. Debtor hereby irrevocably authorizes Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that: (a) indicate the Collateral: (i) is comprised of all assets of Debtor (or words of similar effect), regardless of whether any particular asset comprising a part of the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed; or (ii) as being of an equal or lesser scope or within greater detail as the grant of the security interest set forth herein; and (b) contain any other information required by Section 5 of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including: (A) whether Debtor is an organization, the type of organization and any Organizational Identification Number issued to Debtor; and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. Debtor agrees to furnish any such information to Secured Party promptly upon request. In addition, Debtor shall make appropriate entries on its books and records disclosing the security interests of Secured Party, for its own benefit and as agent for its Affiliates, in the Collateral.

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Debtor hereby agrees that a photogenic or other reproduction of this Security Agreement is sufficient for filing as a financing statement and Debtor authorizes Secured Party to file this Security Agreement as a financing statement in any jurisdiction.

2.4

Preservation of the Collateral. Secured Party may, but is not required to, take such actions from time to time as Secured Party deems appropriate to maintain or protect the Collateral. Secured Party shall have exercised reasonable care in the custody and preservation of the Collateral if Secured Party takes such action as Debtor shall reasonably request in writing which is not inconsistent with Secured Party’s status as a secured party, but the failure of Secured Party to comply with any such request shall not be deemed a failure to exercise reasonable care; provided, however, Secured Party’s responsibility for the safekeeping of the Collateral shall: (i) be deemed reasonable if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property; and (ii) not extend to matters beyond the control of Secured Party, including acts of God, war, insurrection, riot or governmental actions. In addition, any failure of Secured Party to preserve or protect any rights with respect to the Collateral against prior or third parties, or to do any act with respect to preservation of the Collateral, not so requested by Debtor, shall not be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral. Debtor shall have the sole responsibility for taking such action as may be necessary, from time to time, to preserve all rights of Debtor and Secured Party in the applicable Collateral against prior or third parties. Without limiting the generality of the foregoing, where Collateral consists, in whole or in part, of Capital Securities, Debtor represents to, and covenants with, Secured Party that Debtor has made arrangements for keeping informed of changes or potential changes affecting the Capital Securities (including rights to convert or subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Debtor agrees that Secured Party shall have no responsibility or liability for informing Debtor of any such or other changes or potential changes or for taking any action or omitting to take any action with respect thereto.

2.5

Other Actions as to any and all Collateral. Debtor further agrees to take any other action reasonably requested by Secured Party to ensure the attachment, perfection and first priority of, and the ability of Secured Party to enforce, the security interest of Secured Party, for its own benefit and as agent for its Affiliates, in any and all of the Collateral, including: (i) causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the bank to enforce, the security interest of Secured Party, for its own benefit and as agent for its Affiliates, in such Collateral; (ii) complying with any provision of any statute, regulation or treaty of the United States as to any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party, for its own benefit and as agent for its Affiliates, in such Collateral; (iii) obtaining governmental and other third party consents and approvals, including, without limitation, any consent of any licensor, lessor or other Person with authority or control over or an interest in any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request; (iv) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to Secured Party which affect any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request; and (v)

6

taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction. Debtor further agrees to indemnify and hold Secured Party harmless against claims of any Persons not a party to this Security Agreement concerning disputes arising over the Collateral, except to the extent resulting from the gross negligence or willful misconduct of Secured Party or its Affiliates.

2.6

Collateral in the Possession of a Warehouseman or Bailee. If any material portion of the Collateral at any time is in the possession of a warehouseman or bailee, Debtor shall promptly notify Secured Party thereof, and, as soon as possible, but not more than forty-five (45) days later, shall obtain a Collateral Access Agreement in form and substance reasonably satisfactory to Secured Party from such warehouseman or bailee.

2.7

Letter-of-Credit Rights. If Debtor at any time is a beneficiary under a letter of credit now or hereafter issued in favor of Debtor, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Debtor shall, pursuant to an agreement in form and substance reasonably satisfactory to Secured Party, either: (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Secured Party, for its own benefit and as agent for its Affiliates, of the proceeds of any drawing under the letter of credit; or (ii) arrange for Secured Party, for its own benefit and as agent for its Affiliates, to become the transferee beneficiary of the letter of credit, with Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Credit Agreement.

2.8

Commercial  Tort  Claims. If Debtor shall at any time hold or acquire a Commercial Tort Claim, Debtor shall promptly notify Secured Party in writing signed by Debtor of the details thereof and grant to Secured Party, for its own benefit and as agent for its Affiliates, in such written notice or other written instrument, a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, in each case in form and substance reasonably satisfactory to Secured Party, and shall execute any amendments hereto deemed reasonably necessary by Secured Party to perfect the security interest of Secured Party, for its own benefit and as agent for its Affiliates, in such Commercial Tort Claim.

2.9

Electronic Chattel Paper and Transferable Records. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Debtor shall promptly notify Secured Party thereof and, at the request of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Secured Party agrees with Debtor that Secured Party will arrange, pursuant to procedures reasonably satisfactory to Secured Party and so long as such procedures will not result in Secured Party’s loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as

7

the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act, for a party in control to make without loss of control.

3

REPRESENTATIONS AND WARRANTIES.

Debtor makes the following representations and warranties to Secured Party:

3.1

Debtor Organization and Name. Debtor is a corporation duly organized, existing and in good standing under the laws of its State of organization, with full and adequate power to carry on and conduct its business as presently conducted. Debtor is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities requires such qualification or licensing. Debtor’s Organizational Identification Number, if applicable, is set forth in the Credit Agreement. The exact legal name of Debtor is as set forth in the first paragraph of this Security Agreement, and Debtor currently does not conduct, nor has it during the last five (5) years conducted, business under any other name or trade name.

3.2

Authorization.

Debtor has full right, power and authority to enter into this Security Agreement and to perform all of its duties and obligations under this Security Agreement. The execution and delivery of this Security Agreement and the other Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the articles of incorporation or by-laws of Debtor. All necessary and appropriate action has been taken on the part of Debtor to authorize the execution and delivery of this Security Agreement.

3.3

Validity and Binding Nature. This Security Agreement is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

3.4

Consent; Absence of Breach. The execution, delivery and performance of this Security Agreement and any other documents or instruments to be executed and delivered by Debtor in connection herewith, do not and will not: (a) require any consent, approval, authorization, or filings with, notice to or other act by or in respect of, any governmental authority or any other Person (other than filings or notices pursuant to federal or state securities laws or other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with: (i) any provision of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority; (ii) the articles of incorporation, bylaws or other organic or governance document of Debtor; or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Debtor or any of its properties or assets; or (c) require, or result in, the creation or imposition of any Lien on any asset of Debtor, other than Liens in favor of Secured Party created pursuant to this Security Agreement and Permitted Liens.

3.5

Ownership of Collateral; Liens. Debtor is the sole owner of all the Collateral, free and clear of all Liens, charges and claims (including infringement claims with respect to patents,

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trademarks,  service  marks,  copyrights  and  other  intellectual  property  rights),  other  than Permitted Liens.

3.6

Adverse  Circumstances. No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or threatened litigation or proceeding or basis therefor) exists which: (i) would have a Material Adverse Effect upon Debtor; or (ii) would constitute an Event of Default or an Unmatured Event of Default.

3.7

Security Interest. This Security Agreement creates a valid security interest in favor of Secured Party in the Collateral and, when properly perfected by filing in the appropriate jurisdictions, or by possession or Control of such Collateral by Secured Party or delivery of such Collateral to Secured Party, shall constitute a valid, perfected, first-priority security interest in such Collateral.

3.8

Place of Business. The principal place of business and books and records of Debtor is set forth in the preamble to this Security Agreement, and the location of all Collateral, if other than at such principal place of business, is as set forth on Schedule 3.8 attached hereto and made a part hereof, and Debtor shall promptly notify Secured Party of any change in such locations. Debtor will not remove or permit the Collateral to be removed from such locations without the prior written consent of Secured Party, except as permitted pursuant to the Credit Agreement.

3.9

Complete Information. This Security Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials and information heretofore or contemporaneously herewith furnished in writing by Debtor to Secured Party for purposes of, or in connection with, this Security Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Debtor to Secured Party pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Secured Party that any projections and forecasts provided by Debtor are based on good faith estimates and assumptions believed by Debtor to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

4

REMEDIES.

Upon the occurrence of any default in the payment or performance of any of the covenants, conditions and agreements contained in this Security Agreement or any other Event of Default, Secured Party shall have all rights, powers and remedies set forth in this Security Agreement or the other Loan Documents or in any other written agreement or instrument relating to any of the Obligations or any security therefor, as a secured party under the UCC or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Secured Party may, at its option upon the occurrence of an Event of Default, declare its commitments to Debtor to be terminated and all Obligations to be immediately due and payable, or, if provided in the Loan Documents, all commitments of Secured Party to Debtor shall immediately terminate

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and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of Secured Party. Debtor hereby waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Secured Party’s rights under the Loan Documents, and hereby consents to, and waives notice of release, with or without consideration, of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary. In addition to the foregoing:

4.1

Possession  and  Assembly  of  Collateral.

Secured Party may, without notice, demand or the initiation of legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which Secured Party already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may at any time enter into any of Debtor’s premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of and Secured Party shall have the right to store and conduct a sale of the same in any of Debtor’s premises without cost to Secured Party. At Secured Party’s request, Debtor will, at Debtor’s sole expense, assemble the Collateral and make it available to Secured Party at a place or places to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor.

4.2

Sale of Collateral. Secured Party may sell any or all of the Collateral at public or private sale, upon such terms and conditions as Secured Party may deem proper, and Secured Party may purchase any or all of the Collateral at any such sale. Debtor acknowledges that Secured Party may be unable to effect a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers. Debtor consents to any such private sale so made even though at places and upon terms less favorable than if the Collateral were sold at public sale. Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale. Secured Party may apply the net proceeds, after deducting all costs, expenses, attorneys’ and paralegals’ fees incurred or paid at any time in the collection, protection and sale of the Collateral and the Obligations, to the payment of the Obligations, returning the excess proceeds, if any, to Debtor. Debtor shall remain liable for any amount remaining unpaid after such application, with interest at the Default Rate. Any notification of intended disposition of the Collateral required by law shall be conclusively deemed reasonably and properly given if given by Secured Party at least ten (10) calendar days before the date of such disposition. Debtor hereby confirms, approves and ratifies all acts and deeds of Secured Party relating to the foregoing, and each part thereof, and expressly waives any and all claims of any nature, kind or description which it has or may hereafter have against Secured Party or its representatives, by reason of taking, selling or collecting any portion of the Collateral. Debtor consents to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as Secured Party shall deem appropriate. Debtor expressly absolves Secured Party from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or non-enforcement of any rights or remedies under this Security Agreement.

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4.3

Standards for Exercising Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party: (i) to incur expenses deemed necessary by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral; (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to contact other Persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral; (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (ix) to dispose of assets in wholesale rather than retail markets; (x) to disclaim disposition warranties, including any warranties of title; (xi) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral; or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

4.4

UCC and Offset Rights. Secured Party may exercise, from time to time, any and all rights and remedies available to it under the UCC or under any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Security Agreement or in any other agreements between any Obligor and Secured Party, and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys’ and paralegals’ fees and costs, and in such order of application as Secured Party may, from time to time, elect, any indebtedness of Secured Party to any Obligor, however created or arising, including balances, credits, deposits, accounts or moneys of such Obligor in the possession, control or custody of, or in transit to Secured Party. Debtor, on behalf of itself and any Obligor, hereby waives the benefit of any law that would otherwise restrict or limit Secured Party in the

11

exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any such indebtedness owing from Secured Party to any Obligor.

4.5

Additional Remedies.  Upon the occurrence of an Event of Default, Secured Party shall have the right and power to:

(a)

instruct Debtor, at its own expense, to notify any parties obligated on any of the Collateral, including any Account Debtors and Payment Processing Companies, to make payment directly to Secured Party of any amounts due or to become due thereunder, or Secured Party may directly notify such obligors of the security interest of Secured Party, and/or of the assignment to Secured Party of the Collateral and direct such obligors to make payment to Secured Party of any amounts due or to become due with respect thereto, and thereafter, collect any such amounts due on the Collateral directly from such Persons obligated thereon;

(b)

enforce collection of any of the Collateral, including any Accounts, by suit or otherwise, or make any compromise or settlement with respect to any of the Collateral, or surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;

(c)

take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon;

(d)

extend, renew or modify for one or more periods (whether or not longer than the original period) the Obligations or any obligation of any nature of any other obligor with respect to the Obligations;

(e)

grant releases, compromises or indulgences with respect to the Obligations, any extension or renewal of any of the Obligations, any security therefor, or to any other obligor with respect to the Obligations;

(f)

transfer the whole or any part of Capital Securities which may constitute Collateral into the name of Secured Party or Secured Party’s nominee without disclosing, if Secured Party so desires, that such Capital Securities so transferred are subject to the security interest of Secured Party, and any corporation, association, or any of the managers or trustees of any trust issuing any of such Capital Securities, or any transfer agent, shall not be bound to inquire, in the event that Secured Party or such nominee makes any further transfer of such Capital Securities, or any portion thereof, as to whether Secured Party or such nominee has the right to make such further transfer, and shall not be liable for transferring the same;

(g)

vote the Collateral;

(h)

make an election with respect to the Collateral under Section 1111 of the Bankruptcy Code or take action under Section 364 or any other section of Bankruptcy Code; provided, however, that any such action of Secured Party as set forth herein shall not, in any manner whatsoever, impair or affect the liability of Debtor hereunder, nor prejudice, waive, nor be construed to impair, affect, prejudice or waive Secured Party’s rights and remedies at law, in

12

equity or by statute, nor release, discharge, nor be construed to release or discharge, Debtor, any guarantor or other Person liable to Secured Party for the Obligations; and

(i)

at any time, and from time to time, accept additions to, releases, reductions, exchanges or substitution of the Collateral, without in any way altering, impairing, diminishing or affecting the provisions of this Security Agreement, the Loan Documents, or any of the other Obligations, or Secured Party’s rights hereunder, under the Obligations.

Debtor hereby ratifies and confirms whatever Secured Party may do with respect to the Collateral and agrees that Secured Party shall not be liable for any error of judgment or mistakes of fact or law with respect to actions taken in connection with the Collateral.

4.6

Attorney-in-Fact.

Debtor hereby irrevocably makes, constitutes and appoints Secured Party (and any officer of Secured Party or any Person designated by Secured Party for that purpose) as Debtor’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in Debtor’s name, place and stead, with full power of substitution, to: (i) take such actions as are permitted in this Security Agreement; (ii) execute such financing statements and other documents and to do such other acts as Secured Party may require to perfect and preserve Secured Party’s security interest in, and to enforce such interests in the Collateral; and (iii) upon the occurrence of an Event of Default, carry out any remedy provided for in this Security Agreement, the Credit Agreement, or otherwise at law or in equity, including endorsing Debtor’s name to checks, drafts, instruments and other items of payment, and proceeds of the Collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Debtor, changing the address of Debtor to that of Secured Party, opening all envelopes addressed to Debtor and applying any payments contained therein to the Obligations, and changing any merchant accounts or instructions to Payment Processing Companies regarding any credit/debit card payments from Account Debtors. Debtor hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable. Debtor hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Security Agreement.

4.7

No Marshaling. Secured Party shall not be required to marshal any present or future collateral security (including this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

4.8

No Waiver. No Event of Default shall be waived by Secured Party except in writing. No failure or delay on the part of Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any  other  or  further  exercise  thereof  or  the  exercise  of  any  other  right,  power  or  remedy

13

hereunder. There shall be no obligation on the part of Secured Party to exercise any remedy available to Secured Party in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Debtor agrees that in the event that Debtor fails to perform, observe or discharge any of its Obligations or liabilities under this Security Agreement or any other agreements with Secured Party, no remedy of law will provide adequate relief to Secured Party, and further agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

4.9

 Application of Proceeds. Secured Party will, within three (3) Business Days after receipt of cash or solvent credits from collection of items of payment, proceeds of Collateral or any other source, apply the whole or any part thereof against the Obligations secured hereby. Secured Party shall further have the exclusive right to determine how, when and what application of such payments and such credits shall be made on the Obligations, and such determination shall be conclusive upon Debtor. Any proceeds of any disposition by Secured Party of all or any part of the Collateral may be first applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the Collateral, including reasonable attorneys’ fees and legal expenses and costs as provided for in Section 5.13 hereof.

5

MISCELLANEOUS.

5.1

Entire Agreement. This Security Agreement and the other Loan Documents: (i) are valid, binding and enforceable against Debtor and Secured Party in accordance with their respective provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof; and (iii) are the final expression of the intentions of Debtor and Secured Party. No promises, either expressed or implied, exist between Debtor and Secured Party, unless contained herein  or therein. This Security Agreement, together with the other Loan Documents, supersedes all negotiations, representations, warranties, commitments, term sheets, discussions, negotiations, offers or contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof with respect to any matter, directly or indirectly related to the terms of this Security Agreement and the other Loan Documents. This Security Agreement and the other Loan Documents are the result of negotiations between Secured Party and Debtor and have been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and are the products of all parties. Accordingly, this Security Agreement and the other Loan Documents shall not be construed more strictly against Secured Party merely because of Secured Party's involvement in their preparation.

5.2

Amendments; Waivers. No delay on the part of Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Security Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Secured Party, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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5.3

WAIVER  OF  DEFENSES.

DEBTOR WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH DEBTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY SECURED PARTY IN ENFORCING THIS SECURITY AGREEMENT. PROVIDED SECURED PARTY ACTS IN GOOD FAITH, DEBTOR RATIFIES AND CONFIRMS WHATEVER SECURED PARTY MAY DO PURSUANT TO THE TERMS OF THIS SECURITY AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO DEBTOR.

5.4

MANDATORY FORUM SELECTION. TO INDUCE SECURED PARTY TO MAKE CERTAIN FINANCIAL ACCOMODATIONS TO DEBTORS, EACH DEBTOR IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER LOAN DOCUMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. EACH DEBTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO A DEBTOR, AS APPLICABLE, AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

5.5

WAIVER  OF  JURY  TRIAL.

DEBTOR AND SECURED PARTY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SECURED PARTY AND DEBTOR ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO DEBTOR.

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5.6

Assignability. Secured Party, without consent from or notice to anyone, may at any time assign Secured Party’s rights in this Security Agreement, the other Loan Documents, the Obligations, or any part thereof and transfer Secured Party’s rights in any or all of the Collateral, and Secured Party thereafter shall be relieved from all liability with respect to such Collateral. This Security Agreement shall be binding upon Secured Party and Debtor and its respective legal representatives and successors. All references herein to Debtor shall be deemed to include any successors, whether immediate or remote. In the case of a joint venture or partnership, the term “Debtor” shall be deemed to include all joint venturers or partners thereof, who shall be jointly and severally liable hereunder.

5.7

Binding Effect. This Security Agreement shall become effective upon execution by Debtor and Secured Party.

5.8

Governing Law. Except in the case of the Mandatory Forum Selection Clause in Section 5.4 above, which clause shall be governed and interpreted in accordance with Florida law, this Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

5.9

Enforceability.

Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.10

Time of Essence. Time is of the essence in making payments of all amounts due Secured Party under the Loan Documents and in the performance and observance by Debtor of each covenant, agreement, provision and term of this Security Agreement and the other Loan Documents.

5.11

Counterparts; Facsimile Signatures. This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Security Agreement. Receipt of an executed signature page to this Security Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by Secured Party shall be deemed to be originals thereof.

5.12

Notices.

Except as otherwise provided herein, Debtor waives all notices and demands in connection with the enforcement of Secured Party’s rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the Credit Agreement.

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5.13

Costs, Fees and Expenses. Debtor shall pay or reimburse Secured Party for all reasonable costs, fees and expenses incurred by Secured Party or for which Secured Party becomes obligated in connection with the enforcement of this Security Agreement, including search fees, costs and expenses and attorneys’ fees, costs and time charges of counsel to Secured Party and all taxes payable in connection with this Security Agreement. In furtherance of the foregoing, Debtor shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Security Agreement and the other Loan Documents to be delivered hereunder, and agrees to save and hold Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses. That portion of the Obligations consisting of costs, expenses or advances to be reimbursed by Debtor to Secured Party pursuant to this Security Agreement or the other Loan Documents which are not paid on or prior to the date hereof shall be payable by Debtor to Secured Party on demand. If at any time or times hereafter Secured Party: (a) employs counsel for advice or other representation: (i) with respect to this Security Agreement or the other Loan Documents; (ii) to represent Secured Party in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit, or proceeding (whether instituted by Secured Party, Debtor, or any other Person) in any way or respect relating to this Security Agreement; or (iii) to enforce any rights of Secured Party against Debtor or any other Person under of this Security Agreement; (b) takes any action to protect, collect, sell, liquidate, or otherwise dispose of any of the Collateral; and/or (c) attempts to or enforces any of Secured Party’s rights or remedies under this Security Agreement, the costs and expenses incurred by Secured Party in any manner or way with respect to the foregoing, shall be part of the Obligations, payable by Debtor to Secured Party on demand.

5.14

Termination.

This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Credit Agreement and the commitments to make Loans thereunder and the full and complete performance and satisfaction and payment in full of all the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted). Upon termination of this Security Agreement, Secured Party shall also deliver to Debtor (at the sole expense of Debtor) such UCC termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation, without recourse, warranty or representation whatsoever, as shall be reasonably requested by Debtor to effect the termination and release of the Liens and security interests in favor of Secured Party affecting the Collateral.

5.15

Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Debtor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated

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and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[SIGNATURE PAGE FOLLOWS]

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IN  WITNESS  WHEREOF,  Debtor  and  Secured  Party  have  executed  this  Security Agreement as of the date first above written.

Debtor:

THE DIRECTORY.COM, INC.,

a Utah corporation

By:  /s/ Scott Gallagher

Name:  Scott Gallagher

Title:  COB/CEO

Agreed and accepted:

Secured Party:

TCA GLOBAL CREDIT MASTER FUND, LP

By: TCA Global Credit Fund GP, Ltd.

Its: General Partner

By: /s/ Robert Press

Robert Press, Director

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Schedule 3.8

Collateral Locations/Places of Business

15100 Hutchison Rd., Suite 125, Tampa, FL 33625

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Exhibit E

Form of Validity Certificates

VALIDITY CERTIFICATE

This Validity Certificate, dated as of August 30, 2013, but made effective as of October 1, 2013 (the “Validity Certificate”), is made by Scott David Gallagher, an individual, and Lisa Marie Leszczynski, an individual (collectively, the “Undersigned”), for the benefit of TCA Global Credit Master Fund, LP (the “Lender”).

RECITALS

A.

Lender and THE DIRECTORY.COM, INC., a Utah corporation (the “Borrower”) are parties to that certain Credit Agreement dated as of the date hereof (the “Credit Agreement”) pursuant to which Lender agreed to extend credit and make certain financial accommodations to Borrowers.

B.

Each of the Undersigned is an officer or director of the Borrower.

C.

As a condition to entering into the Credit Agreement and extending such financial accommodations to Borrower, Lender has required the execution and delivery of this Validity Certificate by the Undersigned.

NOW THEREFORE, the Undersigned, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.

Definitions. Capitalized terms used in this Validity Certificate shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein.

2.

Certification. The Undersigned, jointly and severally if more than one, do hereby absolutely and unconditionally, represent, warrant and certify to Lender that:

(a)

All Receipts and other monies, checks, notes, drafts or other payments receivable or received by the Borrower, or otherwise owing to the Borrower, shall be deposited into the Lock Box Account in strict accordance with the terms of the Credit Agreement.

(b)

All reports, schedules, certificates, and other information from time to time delivered or otherwise reported to Lender by Borrower, including, without limitation, all financial statements, tax returns, and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct, and accurate in all material respects and shall accurately and completely report all matters purported to be covered or reported thereby.

(c)

All representations and warranties made by the Borrower in the Credit Agreement, and any other documents or instruments executed in connection with the Credit Agreement, are complete, correct, and accurate in all material respects and do not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(d)

The Undersigned may from time to time, sign and deliver reports (including, without limitation, those specifically mentioned above) or otherwise deliver any such information to Lender as Lender may request, and the Undersigned that he is duly authorized to deliver same to Lender on behalf of Borrower.

(e)

All Collateral: (i) will be owned by Borrower and will be possessed by Borrower or its agent; (ii) will not be subject to any Lien or security interest, except for Permitted Liens and as otherwise permitted by Lender; and (iii) will be maintained only at the locations designated in the Credit Agreement or Security Agreement, unless Borrower obtains Lender’s prior written consent.

(f)

All proceeds of the Revolving Loans will only be used in strict accordance with the terms of the Credit Agreement.

3.

Consideration. The Undersigned acknowledges and agrees with Lender that, but for the execution and delivery of this Validity Certificate by the Undersigned, Lender would not have entered into the Credit Agreement. The Undersigned acknowledges and agrees that the loans and other extensions of credit made to Borrower by Lender under the Credit Agreement will result in significant benefits to the Undersigned.

4.

Indemnification.

The Undersigned, jointly and severally if more than one, hereby agrees and undertakes to indemnify, defend, and save Lender free and harmless of and from any damage, loss, and expense (including, without limitation, reasonable attorneys’ fees and costs) which Lender may sustain or incur, directly or indirectly, as a result of any breach, default or material inaccuracy of any of the representations, warranties, covenants, and agreements contained herein. The Undersigned’s liability hereunder is direct and unconditional. Upon the occurrence of a breach or default of any of the representations, warranties or covenants in Section 2 above, the Lender may enforce this Validity Certificate independently of any other remedy or security Lender at any time may have or hold under the Credit Agreement or other Loan Documents, and it shall not be necessary for Lender to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Validity Certificate. Specifically, upon the occurrence of a breach or default of any of the representations, warranties or covenants in Section 2 above, in addition to any other rights or remedies the Lender may have under the Credit Agreement, the Loan Documents, this Validity Certificate, or applicable law, or equity, Lender shall have the right, but not the obligation, to cause the Confession of Judgment in the form attached hereto as Exhibit “A” (the “Confession of Judgment”) be entered into a court of competent jurisdiction, provided, however, that the Lender shall give the Undersigned ten (10) days written notice of its intent to file the Confession of Judgment, during which period the Undersigned shall have the opportunity to cure the applicable defaults (except that such notice and cure period shall not be applicable in connection with any monetary default).

5.

Cumulative Remedies. Lender’s rights and remedies hereunder are cumulative of all other rights and remedies which Lender may now or hereafter have with respect to the Undersigned, Borrower, or any other Person.

6.

Borrower’s Financial Condition. The Undersigned acknowledges that he has reviewed and is familiar with the Loan Documents and is familiar with the operations and financial condition of Borrower, and agrees that Lender shall not have any duty or obligation to

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communicate to the Undersigned any information regarding Borrower’s financial condition or affairs.

7.

Assignability. This Validity Certificate shall be binding upon the Undersigned and shall inure to the benefit of Lender and its successors or assigns. Lender may at any time assign Lender’s rights in this Validity Certificate.

8.

Continuing Rights. The obligations and covenants of the  Undersigned hereunder are continuing and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by Borrower to Lender shall have been paid in full in cash and all commitments of Lender to lend under the Credit Agreement have terminated or expired and all obligations of Lender with respect to any of the Obligations shall have terminated or expired.

9.

Further Assurances. The Undersigned agrees that he will cooperate with Lender at all times in connection with any actions taken by Lender pursuant to the Credit Agreement to monitor, administer, enforce, or collect the Collateral. In the event the Borrower should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any Obligations remain outstanding, the Undersigned agrees that he shall assist Lender in connection with any such action, as Lender may request.

10.

Choice Of Law and Venue Selection.

Each of the Undersigned irrevocably agrees that any dispute arising under, relating to, or in connection with, directly or indirectly, this Validity Certificate or related to any matter which is the subject of or incidental to this Validity Certificate (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in Broward County, Florida. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with Florida law. Each of the Undersigned hereby consents to the exclusive jurisdiction and venue of any state or federal court having its situs in said county, and each waives any objection based on forum non conveniens. Each of the Undersigned hereby waives personal service of any and all process and consent that all such service of process may be made by certified mail, return receipt requested, directed to a borrower, as applicable, as set forth herein in the manner provided by applicable statute, law, rule of court or otherwise. Except for the foregoing mandatory forum selection clause, all terms and provisions hereof and the rights and obligations of the Undersigned and Lender hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without reference to conflict of laws principles.

11.

WAIVER  OF  JURY  TRIAL.

THE UNDERSIGNED AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN THE UNDERSIGNED AND LENDER OR AMONG BORROWER, THE UNDERSIGNED, AND LENDER AND/OR  LENDER’S AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS VALIDITY CERTIFICATE, ANY OTHER LOAN DOCUMENT OR ANY RELATIONSHIP AMONG LENDER, THE UNDERSIGNED, BORROWER, AND/OR ANY AFFILIATE OF LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED IN THE CREDIT AGREEMENT.

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12.

ADVICE OF COUNSEL. THE UNDERSIGNED ACKNOWLEDGE THAT EACH OF THEM HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS VALIDITY CERTIFICATE.

13.

Electronic Signatures. Lender is hereby authorized to rely upon and accept as an original this Validity Certificate which is sent to Lender via facsimile, .pdf, or other electronic transmission.

[Signatures on the following page]

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The Undersigned has executed this Validity Certificate as of the date first above written.

By:  /s/ Scott Gallagher

Scott David Gallagher

By:  /s/ Lisa Lesczcynski

Lisa Marie Lesczcynski

Validity Certificate Signature Page

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